SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            AmeriVest Properties Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1.     Title of each class of securities to which transaction applies:
                Not applicable

         2.     Aggregate number of securities to which  transaction  applies:
                Not applicable

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

         4.     Proposed   maximum   aggregate  value  of   transaction:   Not
                applicable

         5.     Total fee paid: Not applicable

|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:  Not applicable
         2.       Form, Schedule or Registration Statement No.:  Not applicable
         3.       Filing Party:  Not applicable
         4.       Date Filed:  Not applicable

                            AMERIVEST PROPERTIES INC
                     3333 South Wadsworth Blvd., Suite D-216
                            Lakewood, Colorado 80227
                                 (303) 980-1880

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be
                               held June 29, 1999

     The Annual Meeting Of Stockholders of AmeriVest Properties Inc. (the "Company") will be held on June 29, 1999 at 10:00 a.m. (local time) at the Denver Marriott West, 1717 Denver West Boulevard, Golden, Colorado, for the following purposes:

     1.   To elect one Class 3 director of the Company's Board Of Directors;

     2. To consider and vote upon a proposal recommended by the Board Of Directors to reincorporate the Company under the laws of the State of Maryland, including provisions to (i) increase the Company's authorized $.001 par value Common Stock from 10,000,000 shares to 15,000,000 shares, and (ii) provide for authorized preferred stock consisting of 5,000,000 shares of $.001 par value preferred stock, the rights and preferences of which will be determined by the Board of Directors;

     3. To consider and vote upon a proposal recommended by the Board Of Directors to issue shares of common stock as a portion of the purchase price for three office buildings located in Indianapolis, Indiana;

     4. To ratify the selection of Wheeler Wasoff, P.C. to serve as the Company's independent certified accountants for the year ending December 31, 1999; and

     5. To transact any other business that properly may come before the meeting.

     Only the stockholders of record as shown on the transfer books of the Company at the close of business on May 21, 1999 are entitled to notice of, and to vote at, the Stockholder Meeting.

     All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person at the Stockholder Meeting, that the proxy be returned.

     ALL  STOCKHOLDERS   ARE  EXTENDED  A  CORDIAL   INVITATION  TO  ATTEND  THE
STOCKHOLDER MEETING.

                                                     By the Board Of Directors



                                                     JAMES F. ETTER
                                                     President

Lakewood, Colorado
May 27, 1999

                                 PROXY STATEMENT

                            AMERIVEST PROPERTIES INC.
                     3333 South Wadsworth Blvd., Suite D-216
                            Lakewood, Colorado 80227
                                 (303) 980-1880

                         ANNUAL MEETING OF STOCKHOLDERS
                                   to be held
                                  June 29, 1999

     This Proxy Statement is provided in connection with the solicitation of proxies by the Board Of Directors of AmeriVest Properties Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting Of Stockholders of the Company to be held at 10:00 a.m. (local time) on June 29, 1999 at the Denver Marriott West, 1717 Denver West Boulevard, Golden, Colorado or at any adjournment or postponement of the meeting. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to stockholders of the Company on or about May 27, 1999.

     The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted as follows: (1) for Robert J. McFann as the nominee for Class 3 director; (2) in favor of reincorporating the Company in Maryland, including provisions to increase the Company's authorized Common Stock from 10,000,000 shares to 15,000,000 shares and to provide for 5,000,000 shares of authorized preferred stock; (3) in favor of the issuance of shares of common stock as a portion of the purchase price for three office buildings located in Indianapolis, Indiana; and (4) in favor of ratification of the selection of Wheeler Wasoff, P.C. as the Company's independent auditors, as described in this Proxy Statement.

     A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

     The solicitation of proxies is to be made principally by mail; however, following the original solicitation, further solicitations may be made by telephone or oral communication with stockholders of the Company. Officers, directors and employees of the Company may solicit proxies, but without compensation for such solicitation other than their regular compensation as employees of the Company. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. The Company may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. All expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material will be paid by the Company. A majority of the issued and outstanding shares of the Company's common stock (the "Common Stock") entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders.

     Unless the context indicates otherwise, the term the "Company" shall be used in the Proxy Statement to include AmeriVest Properties Inc. and all its subsidiaries that existed during the period of reference.

                        1. ELECTION OF CLASS 3 DIRECTOR

     The Company's Amended And Restated Certificate Of Incorporation provides that the Board Of Directors of the Company be divided into three classes, designated Class 1, Class 2 and Class 3. Directors from each class are elected once every three years for a three-year term. John Labate and James F. Etter serve as the Class 1 directors, Charles R. Hoffman serves as the Class 2 director, and Robert J. McFann serves as the Class 3 director. The term of the current Class 3 director expires at the Annual Meeting. At the Annual Meeting, the stockholders will elect one Class 3 director to hold office until the annual meeting of stockholders to be held in the year 2002 and thereafter until his successor is elected and has qualified. The affirmative vote of a majority of the shares represented at the meeting is required to elect the director. Cumulative voting is not permitted in the election of directors. Consequently, each stockholder is entitled to one vote for each share of Common Stock held in the stockholder's name. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for Mr. McFann as nominee of the Board Of Directors for Class 3 director of the Company.

     There is no nominating committee of the Board Of Directors. The Company's bylaws provide that the board of directors, or a nominating committee of the board if one is formed in the future, will consider nominations for directors submitted by stockholders in accordance with the bylaws. To be considered, the nominations generally must be submitted to the secretary of the Company not less than 53 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected. Each notice of nomination of directors by a stockholder must set forth (1) the name, agent, business address and, if known, residence address of each nominee proposed in that notice, (2) the principal occupation or employment of each such nominee for the five years preceding the date of the notice, (3) the number of shares of stock of the Company that are beneficially owned by each nominee, and (4) any arrangement, affiliation, association, agreement or other relationship of the nominee with any stockholder of the Company. The chairman of any meeting of stockholders of the Company may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with this procedure and that the defective nomination will be disregarded.

     Mr. McFann has consented to be named in this Proxy Statement as a nominee for director and to serve on the Board if elected. It is not anticipated that Mr. McFann will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board Of Directors may recommend.

     The Company completed a public offering of its common stock and redeemable common stock purchase warrants in November 1996. The underwriter of that public offering, I.A. Rabinowitz & Co., which subsequently changed its name to I.A.R. Securities Corp. (the "Underwriter"), has the right, which expires in November 1999, to designate one person to serve as a member of the Company's Board Of Directors pursuant to the Underwriting Agreement between the Underwriter and the Company. The Underwriter's designee as director must be reasonably acceptable to the Company. There is no restriction or requirement concerning whether the person designated is a director, officer, partner, employee, or affiliate of the Underwriter. As of the date of this Proxy Statement, the Underwriter has not indicated a designee for director and has not informed the Company whether the Underwriter intends to designate a director.

     The following table sets forth, with respect to each director, the director's age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director of the Company. Individual background information concerning each of the directors follows the table. For additional information concerning the directors, including ownership of the Company's common stock and compensation for serving as a director of the Company, see "EXECUTIVE COMPENSATION", "STOCK OWNERSHIP OF DIRECTORS AND PRINCIPAL STOCKHOLDERS", and "CERTAIN TRANSACTIONS WITH MANAGEMENT AND PRINCIPAL STOCKHOLDERS".

                                        Position With The                Expiration Of Term        Initial Date
      Name                   Age          The Company                        As Director           As Director
      ----                   ---          -----------                        -----------           -----------

James F. Etter                56      President, Chief Executive          2000 Annual Meeting          1995
                                      Officer, and Director

John A. Labate(1)(2)          50      Director                            2000 Annual Meeting          1995

Charles R. Hoffman(1)         62      Chairman Of The Board               2001 Annual Meeting          1994

Robert J. McFann(2)           82      Director, and Secretary             1999 Annual Meeting          1994

                                       2

----------------------

(1)  Member of the Audit Committee of the Board Of Directors.

(2)  Member of the Acquisitions Committee of the Board Of Directors.

     James F. Etter has served as President of the Company since May 1995, as a director since December 1995, as Chief Executive Officer since January 1997, and as Chief Financial Officer since July 1996. From 1994 until May 1995, Mr. Etter acted as a consultant with respect to acquisitions not related to the Company. Mr. Etter served as President and Chief Executive Officer of Recycling Management Company from 1990 until 1994. From 1988 until 1990, Mr. Etter acted as a real estate consultant for real estate development/resort projects in South Carolina. Mr. Etter received his Masters of Business Administration and his Bachelors of Business Administration degrees from the University of Cincinnati.

     John A. Labate has served as a director of the Company since May 1995. Mr. Labate has served as a member of each of the Audit Committee and of the Acquisitions Committee of the Company's Board Of Directors since July 1995. Mr. Labate currently is Vice President and Chief Financial Officer of GeoBiotics, Inc., a Denver based mining technology company, and has served in that position since August 1997. From 1992 to 1997, Mr. Labate served as the Chief Financial Officer, Secretary, and Treasurer of Crown Resources Corporation, a publicly traded, Denver, Colorado based international gold mining and exploration company. From 1987 through 1991, Mr. Labate served as Corporate Controller of Bond International Gold, Inc., a New York Stock Exchange listed international mining and processing company based in Denver, Colorado. Prior to 1987, Mr. Labate served as controller and manager of other mining companies and equipment manufacturing companies. Mr. Labate received his Bachelor of Science degree in accounting from San Diego State University.

     Charles R. Hoffman has served as a director of the Company since August 1994 and as Chairman of the Board since May 1995. Mr. Hoffman also has been a member of the Audit Committee of the Board Of Directors since July 1995. In July 1994, Mr. Hoffman retired as President of Texaco Pipeline Inc. In that capacity he had executive responsibility for more than 1,200 employees and over 2,900 miles of pipeline. He also has experience in the crude oil terminal and transportation business with companies such as Getty Pipeline, Inc., Getty Trading And Transportation Company, and Skelly Pipe Line, Inc. He has served on the boards of directors of a number of pipeline systems and as president of two pipeline systems. Mr. Hoffman received his Bachelor of Science and Masters of Science/Civil Engineering degrees from the Missouri School Of Mines And Metallurgy.

     Robert J. McFann has served as a director of the Company since August 1994 and as Secretary since May 1995. Mr. McFann has been a member of the Acquisitions Committee of the Company's Board Of Directors since July 1995. Prior to his retirement in 1996, Mr. McFann was the principal owner and President of Hy Grade Meat Company, a private company which grew to a mid-sized hotel and restaurant supply house under his direction. Prior to this, he worked for Cudahy Meat Company in its sales department as well as other positions. He has served on the Board Of Directors of the Bank Of Aurora and for several years has managed a diverse family owned portfolio of commercial real estate, family owned businesses and other investments.

Appointment of Additional Directors

     If the Company completes the purchase of the three buildings (the "Keystone Buildings") as described below under "3. ISSUANCE OF SHARES OF COMMON STOCK FOR THE ACQUISITION OF THE KEYSTONE OFFICE BUILDINGS", the Company will, as required by the terms of the Purchase Agreement for the Keystone Buildings, appoint two designees of the seller of the Keystone Buildings to serve as directors of the Company. The seller has designated William T. Atkins and Charles K. Knight to be the two directors. Because Messrs. Atkins and Knight will not have been elected by the stockholders, the Company's Certificate Of Incorporation provides that their terms will expire at the next annual meeting of stockholders. At that meeting, assuming that the Company's acquisition of the Keystone Buildings has been completed by that time, the stockholders will consider and vote on the election of Messrs. Atkins and Knight, or two other designees of the seller, to the full remaining terms of Class 3 and Class 2 directors, respectively. The following is a description of the background and qualifications of each of Mr. Atkins and Mr. Knight:

     William T. Atkins, 50, has served as President of Sheridan Realty Corp. since 1990. Mr. Atkins also is a principal shareholder and co-founder of Sheridan Realty Corp., which is involved in the commercial real estate business and which serves as the general partner of Sheridan Realty Partners, L.P. Sheridan Realty Partners, L.P. is the current owner of the Keystone Office Buildings located in Indianapolis, Indiana, that the Company proposes to purchase. See below, "3. ISSUANCE OF SHARES OF COMMON STOCK FOR THE ACQUISITION OF THE KEYSTONE OFFICE BUILDINGS". Since 1996, Mr. Atkins also has served as general partner of Atkins Ltd. Partnership, an investment company. Since 1996, Mr. Atkins has served as a director of Rock River Trust Company, which is involved in trust administration, and from 1996 through 1998 he served as President of Rock River Trust Company. From 1987 until 1994, Mr. Atkins served as a Director and co-owner and, from 1987 until 1990, as President of E.K. Williams & Company, an international business consulting and accounting services firm operating in 19 countries with over 300 U.S. offices. Mr. Atkins earned a B.A. degree in economics from Stanford University in 1971.

     Charles K. Knight, 42, has served as Vice President and a member of Sheridan Development, LLC since 1998. Sheridan Development is the property manager of the Keystone Buildings and other properties owned by affiliated entities of Sheridan. From 1996 through 1998, Mr. Knight was the owner and served as the President of Abaco Investment Group, an investment company. From 1993 through 1996, Mr. Knight served as Vice President - Sales and Marketing of Menda Scientific Products, Inc. During 1990, Mr. Knight served as a Vice President of Public Storage, Inc., the largest owner and operator of mini-storage properties in the world, where he was responsible for identifying merger and acquisition opportunities. From 1986 to 1990, Mr. Knight served as Vice President and General Counsel of Cardis Corporation, a publicly held automotive parts distributor, Mr. Knight received an M.B.A. degree and a J.D. degree from the University of California at Los Angeles in 1982 and a B.A. degree from the University of California at Santa Barbara in 1977. Mr. Knight is licensed to practice law in the States of California (inactive), New York and Colorado.

Committees And Meetings

     The Board Of Directors maintains an Audit Committee and an Acquisitions Committee. The Audit Committee was formed to perform the following functions: recommend to the Board Of Directors the independent auditors to be employed; discuss the scope of the independent auditors' examination; review the financial statements and the independent auditors' report; solicit recommendations from the independent auditors regarding internal controls and other matters; review all related party transactions for potential conflicts of interest; make recommendations to the Board Of Directors; and perform other related tasks as requested by the Board. During the year ended December 31, 1998, the Audit Committee, currently consisting of Messrs. Hoffman and Labate, met twice.

     The Acquisitions Committee was formed to perform the following functions: recommend to the Board Of Directors an acquisitions policy and strategy; review and update the acquisitions policy and strategy periodically; review proposed acquisitions and make recommendations to the Board concerning those acquisitions; review past acquisitions and make recommendations to the Board; and perform other related tasks as requested by the Board. During the year ended December 31, 1998, the Acquisitions Committee, currently consisting of Messrs. Labate and McFann, did not meet as its functions were conducted by the Board Of Directors meeting in full.

     The Board Of Directors met nine times during 1998 and each director participated in at least 75 percent of those meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company believes that during the year ended December 31, 1998, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its directors and officers and the Company's review of the monthly statements of changes filed with the Company by its officers and directors.

Executive Compensation

          Summary Compensation Table

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Company's President. No other employee of the Company received total salary and bonus exceeding $100,000 during any of the last three fiscal years.

                                                     Annual Compensation
---------------------------------------------------------------------------------------------------------------------------
                                   Fiscal                                              Long-Term
          Name and                  Year                                             Compensation         Other Annual
     Principal Position            Ended        Salary ($)(1)      Bonus ($)            Options           Compensation ($)
---------------------------------------------------------------------------------------------------------------------------
James F. Etter, President           1998               $115,000         $20,000          10,000             $15,000 (2)
                                    1997               $100,000         $15,000          20,000              $9,000 (3)
                                    1996                $90,000          $5,000          10,000              $6,000 (4)
---------------------------------------------------------------------------------------------------------------------------

--------------

(1)  The dollar value of base salary (cash and non-cash) received.
(2) Consists of $12,000 to reimburse for medical and life insurance coverage and a $3,000 contribution to SIMPLE IRA Plan.
(3) Consists of $6,000 to reimburse for medical insurance coverage and a $3,000 contribution to SIMPLE IRA Plan.
(4)  Consists of $6,000 reimbursement for medical insurance coverage.

     Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 1998 to the Company's President. See "- Employment Contracts And Termination Of Employment And Change-In-Control Arrangements - 1995 Stock Option Plan", "- 1998 Stock Option Plan", and "- Option Grants", below.

                                  Option Grants For Fiscal Year Ended December 31, 1998
                                  -----------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                     % of Total Options
                                    Options          Granted to Employees     Exercise or Base      Expiration
Name                                Granted (#)      in Fiscal Year            Price ($/Share)         Date
--------------------------------------------------------------------------------------------------------------
James F. Etter, President            10,000                67%                  $3.969/Share         12/10/03

--------------------------------------------------------------------------------------------------------------

     Aggregated Option Exercises And Fiscal Year-End Option Value Table

     The following table indicates that there were no exercises of stock options during the fiscal year ended December 31, 1998 by the Company's President, and also sets forth information concerning the fiscal year-end value of unexercised options held by the President.

                                               Aggregated Option Exercises
                                         For Fiscal Year Ended December 31, 1998
                                               And Year-End Option Values

-------------------------------------------------------------------------------------------------------------
                                                                 Number of                 Value of
                                                                 Unexercised               Unexercised
                                                                 Options                   In-The-Money
                                                                 at Fiscal                 Options at Fiscal
                                                                 Year-End (#)(3)           Year-End ($)(4)
                  Shares
                  Acquired on          Value                     Exercisable/              Exercisable/
 Name             Exercise (#)(1)      Realized ($)(2)           Unexercisable             Unexercisable

-------------------------------------------------------------------------------------------------------------
James F. Etter,      -0-                     -0-                  34,500/25,500             $75/$225 (5)
President
-------------------------------------------------------------------------------------------------------------

---------------

(1) The number of shares received upon exercise of options during the fiscal year ended December 31, 1998.

(2) With respect to options exercised during the Company's fiscal year ended December 31, 1998, the dollar value of the difference between the option price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of December 31, 1998 separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of December 31, 1998, the aggregate dollar value is calculated as the excess of the market price of the stock underlying those options over the exercise price of those unexercised options. For purposes of this table, the market price used for the Common Stock is its closing sales price on December 31, 1998 of $4.00 per share as reported on the Nasdaq SmallCap Stock Market.

(5) The amounts shown are for options to purchase shares at an exercise price of $3.969 per share, 2,500 of which were exercisable and 7,500 of which were unexercisable at December 31, 1998. Mr. Etter's other options have exercise prices of $5.00 and $4.4375 per share, which are greater than the closing sales price of $4.00 for the Common Stock on December 31, 1998 as reported on the Nasdaq SmallCap Stock Market. These options therefore were not "in-the-money", did not have any value on December 31, 1998, and are not reflected in this column.

     Employment Contracts And Termination Of Employment And Change-In-Control Arrangements

     Employment Agreement With James F. Etter. The Company entered into an employment agreement (the "Etter Agreement") with James F. Etter effective as of January 1, 1998, which replaced a previous agreement between the parties effective as of January 1, 1996. Pursuant to the Etter Agreement, Mr. Etter will serve as the President and Chief Executive Officer of the Company and will devote substantially all his business time to the Company. For the 1998 fiscal year, the Etter Agreement provided for the payment of salary at the rate of $9,583 per month and a bonus to be determined by the Board Of Directors at year end. The Etter Agreement also provides that the Company will reimburse Mr. Etter for up to $12,000 annually for medical/insurance expenses paid by Mr. Etter.

     Pursuant to the Etter Agreement, for the 1999 fiscal year, Mr. Etter's salary was increased to $10,062.50 per month and the Company agreed to consider paying Mr. Etter a bonus at the end of each year of the Etter Agreement, which bonus will be at the discretion of the Board and will be based on criteria determined by the Board. On December 9, 1998, the Board also granted to Mr. Etter a bonus of $20,000 for 1998 and options to purchase 10,000 shares of Common Stock. See below, "--Option Grants".

     The Etter Agreement also provides that if the Company is acquired by another company, and if the acquiring company does not offer Mr. Etter a position in the Denver area at a salary level equal to or greater than his then current salary, then all unexercised stock options held by Mr. Etter would immediately become exercisable, and the Company would pay Mr. Etter a bonus equal to one year's salary.

         1995 Stock Option Plan. Pursuant to the Company's 1995 Stock Option Plan (the "1995 Plan"), the Company may grant options to purchase an aggregate of 130,000 shares of the Company's Common Stock to key employees, directors, and other persons who have contributed or are contributing to the success of the Company. The options granted pursuant to the 1995 Plan may be incentive options qualifying for beneficial tax treatment for the recipient or they may be non-qualified options. With respect to options granted to persons other than directors of the Company who are not also employees of the Company, the 1995 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1995 Plan. In May 1995, directors of the Company who are not also employees of the Company ("Outside Directors") were granted an aggregate of 48,000 options with an exercise price of $5.00 per share pursuant to the 1995 Plan, 12,000 of which subsequently expired without being exercised. In December 1997, the Outside Directors were granted an aggregate of 36,000 options with an exercise price of $4.4375 per share pursuant to the 1995 Plan. At December 31, 1998 options to purchase an aggregate of 122,000 shares of Common Stock were outstanding under the 1995 Plan. The option committee may grant additional options to purchase 8,000 shares pursuant to the 1995 Plan.

     1998 Stock Option Plan. Pursuant to the Company's 1998 Stock Option Plan (the "1998 Plan"), the Company may grant options to purchase an aggregate of 200,000 shares of Common Stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 1998 Plan may be incentive options qualifying for beneficial tax treatment for the recipient, non-qualified options, or non-qualified non-discretionary options. The terms of the 1998 Plan concerning incentive options and non-qualified options are substantially the same except that only employees of the Company or its subsidiaries are eligible for incentive options, and employees and other persons who have contributed or are contributing to the success of the Company are eligible for non-qualified options. Non-qualified non-discretionary options may be granted only to Outside Directors. With respect to options granted to persons other than Outside Directors, the 1998 Plan also is administered by an option committee that determines the terms of the options subject to the requirements of the 1998 Plan. The portion of the 1998 Plan concerning non-qualified non-discretionary options provides that Outside Directors automatically receive options to purchase 12,000 shares pursuant to the 1998 Plan at the time of their initial election as an Outside Director. The Options held by Outside Directors are not exercisable at the time of grant, but Options to purchase 4,000 shares become exercisable for each Outside Director on December 30 of each of the first three years immediately following the date of grant of these options to the Outside Director. The exercise price for the non-qualified non-discretionary options is the fair market value of the Company's Common Stock on the date these options are granted. Shares acquired upon exercise of these options cannot be sold for six months following the date of grant. If not previously exercised, non-qualified non-discretionary options that have been granted expire upon the later to occur of five years after the date of grant and two years after the date these options first became exercisable. The non-qualified non-discretionary options also expire 90 days after the optionholder ceases to be a director of the Company. At any time all of an Outside Director's options have become exercisable, non-qualified non-discretionary options to purchase an additional 12,000 shares, which are not exercisable at the time of grant, shall be granted automatically to that Outside Director.

     All options granted under the 1998 Plan will become fully exercisable upon the occurrence of a change in control of the Company or of certain mergers or other reorganizations or asset sales described in the 1998 Plan. Options granted pursuant to the 1998 Plan are not transferable during the optionee's lifetime. Subject to the other terms of the 1998 Plan, the option committee has discretion to provide vesting requirements and specific expiration provisions with respect to the incentive options and non-qualified options granted. At December 31, 1998, options to purchase 15,000 shares of Common Stock were outstanding under the 1998 Plan and options to purchase 185,000 were available to be granted pursuant to the 1998 Plan.

     Compensation Of Outside Directors

     The Company compensates Outside Directors $250 per month plus $300 for each meeting of the Board Of Directors that they attend. The Company also reimburses directors for expenses incurred in attending meetings and for other expenses incurred on behalf of the Company. In addition, each director who is not an employee automatically receives non-qualified non-discretionary options to purchase shares of Common Stock. See above, "- 1995 Stock Option Plan" and "- 1998 Stock Option Plan".

     Option Grants. In addition to the automatic grants of options to Outside Directors, stock options have been granted pursuant to the Company's 1995 Plan and 1998 Plan on four occasions. In May 1995, the Company granted to Mr. Etter options to acquire up to 20,000 shares of the Company's Common Stock at an exercise price of $5 per share. 4,000 of these options became exercisable on each of December 30, 1995, 1996, 1997 and 1998, and an additional 4,000 of these options will become exercisable on December 30, 1999, and all of these options expire on May 20, 2000. On December 9, 1996, the Company granted to Mr. Etter options to purchase up to an additional 10,000 shares of Common Stock at an exercise price of $5 per share. On that date, the last sales price for the Company's Common Stock on the Nasdaq SmallCap Stock Market was $4.50, 2,000 of these options became exercisable on each of December 30, 1996, 1997 and 1998, an additional 2,000 of these options will become exercisable on each of December 30, 1999 and 2000, and all these options expire on December 9, 2001. On December 8, 1997, the Company granted to Mr. Etter options to purchase up to an additional 20,000 shares of Common Stock at an exercise price equal to the last sales price for the Company's Common Stock on the Nasdaq SmallCap Stock Market on December 30, 1997, which was $4.4375 per share. 5,000 of these options became exercisable on each of December 30, 1997 and 1998, an additional 5,000 of options will become exercisable on each of December 30, 1999 and 2000, and all of these options expire on December 8, 2002. On December 9, 1998, the Company granted to Mr. Etter options to purchase up to an additional 10,000 shares of Common Stock at an exercise price equal to the last sales price for the Company's Common Stock on the Nasdaq SmallCap Stock Market on December 9, 1998, which was $3.969 per share. 2,500 of these options became exercisable on December 9, 1998, an additional 2,500 options will become exercisable on each of December 31, 1999, 2000 and 2001, and all 10,000 of these options expire on December 10, 2003.

     Stock Ownership Of Directors And Principal Stockholders

     The following table summarizes certain information as of April 5, 1999 with respect to the beneficial ownership of the Company's common stock (i) by the Company's directors, (ii) by stockholders known by the Company to own 5% or more of the Company's common stock, and (iii) by all officers and directors as a group.

                                                As Of April 5, 1999
                                        ----------------------------------------

 Name and Address                                          Percentage Of Class
Of Beneficial Owner                     Number Of Shares    Beneficially Owned
-------------------                     ----------------   --------------------

Charles R. Hoffman                         70,500(1)             4.2%
208 Somerset
Bentonville, Arkansas 72712

John A. Labate                             15,000(1)              *
5260 South Beeler Court
Englewood, Colorado  80111

Robert J. McFann                           67,800(1)             4.1%
3260 Zephyr Court
Wheat Ridge, Colorado 80033

James F. Etter                             60,939(2)             3.6%
3333 South Wadsworth Blvd.
Suite D-216
Lakewood, Colorado 80227

All Officers And Directors
  As A Group (Four Persons)               214,239(1)(2)          12.2%

Maxine G. Hedlund                          84,985 (3)            5.1%
7100 Grandview Ave., Suite 1
Arvada, Colorado  80002


---------------
*Less than one percent

(1) Includes the following numbers of shares underlying options to purchase shares of Common Stock that currently are exercisable that were granted to each Outside Director pursuant to the Company's 1995 and 1998 Stock Option
     Plans: Charles Hoffman, 15,000; John Labate, 15,000; and Robert McFann, 15,000. The number of shares indicated also includes the following numbers of shares underlying common stock purchase warrants ("Warrants") that currently are exercisable that are held by each of the following persons:
     Charles Hoffman, 8,000; and Robert J. McFann, 4,000.

(2) Consists of an aggregate of 20,939 shares of Common Stock owned by Mr. Etter, his wife, and minor daughter, 34,500 shares of Common Stock underlying currently exercisable options, and an aggregate of 5,500 shares of Common Stock underlying Warrants owned by Mr. Etter and his wife. See "EXECUTIVE COMPENSATION--Employment Contracts And Termination Of Employment And Change-In-Control Arrangements--Option Grants".

(3) Includes 9,775 shares owned by the C.J. Hedlund Trust, of which Maxine G. Hedlund is the beneficiary; 22,845 shares owned by Colorado Bighorn Corporation, of which Maxine G. Hedlund is the President and a director; 15,540 shares owned by Continental Western Services Inc., of which Maxine
     G. Hedlund is the President, a director and the beneficial owner of approximately 24 percent of the outstanding stock; 14,400 shares owned by the Maxine G. Hedlund Trust, of which Maxine G. Hedlund is the beneficiary; and 600 shares owned by AmeriCo Realty Services Inc., 51 percent of which is owned by Maxine G. Hedlund and of which she is a director.

Certain Transactions With Management And Principal Stockholders

     The Company has been involved in the following transactions with its current and past directors and officers and by persons known by the Company to be the beneficial owners of 5% or more of the Company's Common Stock.

     Property Management; Administrative Services. In 1995 and 1996, the Company entered into property management contracts pursuant to which AmeriCo Realty Services, Inc. ("AmeriCo") managed the following properties owned by the
Company:   four  private  self  storage  facilities  located  in  Colorado  (the
"Self-Storage Facilities"), an office building in Appleton, Wisconsin (the "Giltedge Office Building") and the Broadway Property. These agreements were effective as of the date on which the Company acquired the respective property, which was in 1995 for the Broadway Property and in 1996 for the other properties. Pursuant to the termination provisions of each agreement, all of which provided that the Company could terminate any of them after one year, all of the agreements were terminated by the Company as of January 1, 1999. From January 1, 1999 through June 30, 1999, unless the Company elects to terminate sooner, AmeriCo has and will continue to administer certain personnel-related matters on behalf of the Company, in exchange for $4,000 per month. In addition, from 1996 until the Company's offices were moved to Golden, Colorado in October 1998, AmeriCo provided the Company with accounting and clerical services as well as general office support, including telephone, fax, and other services, for an aggregate cost of $1,250 per month. Those services and support costs are now conducted and borne directly by the Company. Maxine G. Hedlund, who is the beneficial owner of approximately 5.1% of the Company's Common Stock, is a director of AmeriCo and beneficially owns 51% of the outstanding common stock of AmeriCo.

     Property Acquisition; Brokerage Services. Effective as of August 30, 1996, C.J. Hedlund, the Company, and Colorado Bighorn entered into an agreement pursuant to which Mr. Hedlund and Colorado Bighorn granted to the Company the right of first refusal to participate in any real estate transaction in which Mr. Hedlund, Colorado Bighorn, or any of their affiliated entities was involved or for which Mr. Hedlund, Colorado Bighorn, or any of their affiliated entities otherwise received compensation, except that the right of first refusal did not apply to any proposed transaction that related solely to their serving in a brokerage function, such as a listing or selling broker. Also as part of this transaction, the Company entered into broker listing agreements with Colorado Bighorn pursuant to which Colorado Bighorn will serve as the Company's broker for all purchase and sale transactions during the period of the agreement. Pursuant to these listing agreements, the Company will pay Colorado Bighorn a standard real estate commission for each purchase or sale transaction entered into by the Company, including those pursuant to the right of first refusal granted to the Company by Mr. Hedlund and Colorado Bighorn. This agreement and the listing agreements were for one year terms beginning on August 30, 1996 and were renewed for an additional one year term until the Company allowed the agreements to terminate as of August 30, 1998. Pursuant to these agreements, the Company paid Colorado Bighorn the commissions described below under "-- Purchase Of State Of Texas Office Buildings" and "-- Purchase Of Four Office Buildings". Maxine G. Hedlund controls, and is the President and a director of, Colorado Bighorn.

     Purchase Of State Of Texas Buildings. In June and July 1998, the Company acquired 11 small office buildings located in Texas that are leased to various Texas government agencies. The aggregate purchase price for these buildings included approximately $6,300,000 and 207,200 shares of the Company's Common Stock at the rate of $5.00 per share. As part of those transactions, the sellers of the properties paid Colorado Bighorn aggregate commissions of $75,830 and 4,390 shares of the Company's Common Stock. See above, "--Property Acquisition Brokerage Services."

     Purchase Of Four Office Buildings. In August 1998, the Company acquired four additional office buildings located in Texas. The primary tenants in each building are branches of Bank Of America, N.A. The aggregate purchase price for the four buildings was $3,625,000. As part of that transaction, the Company paid Colorado Bighorn aggregate commissions of 13,500 shares of the Company's Common Stock at the rate of $5.00 per share. See above, "-- Property Acquisition; Brokerage Services."

     Purchase Of Keystone Office Buildings. Pursuant to the agreement with Sheridan Realty Partners, L.P. ("Sheridan") to purchase the Keystone Buildings in Indianapolis, Indiana, the Company agreed to appoint two directors selected by Sheridan Realty Partners, L.P. and to use Sheridan Development, LLC to manage the Keystone Office Buildings following the purchase. William T. Atkins and Charles K. Knight have been designated by Sheridan to serve as directors of the Company. Mr. Atkins is the president and a 16.5% owner of Sheridan Realty Corp., which is the general partner of Sheridan. Sheridan Realty Corp. holds a 1% interest in Sheridan as the general partner and an additional 3.1335% interest as a limited partner. Upon the completion of the purchase of the Keystone Buildings, Mr. Atkins will receive approximately 33,000 of the shares of common stock paid by the Company as a portion of the purchase price. A trust company for which Mr. Atkins serves as a director serves as trustee for trusts that will receive approximately an additional 76,900 shares of common stock. Mr. Atkins has no beneficial interest in any shares held by the trust company. Mr. Knight will not receive any shares of common stock as a result of the purchase.

     The management agreement is for a one-year term and provides that Sheridan Development, LLC is to receive a management fee equal to five percent of the gross monthly rental income received from the Keystone Buildings. Mr. Atkins is the co-manager, president and a 25.05% owner, and Mr. Knight is a vice president and a 9.9% owner of Sheridan Development.

     In connection with the purchase of the Keystone Buildings, the Company agreed to indemnify William T. Atkins and others for liabilities that arise after the purchase under guarantees and indemnifications those parties made for the benefit of the holder of the mortgage on the property and a previous lender. For additional information concerning the relationships of Mr. Atkins and Mr. Knight, Sheridan Realty Partners, L.P. and Sheridan Development, LLC, see below, "3. ISSUANCE OF SHARES OF COMMON STOCK FOR THE ACQUISITION OF THE KEYSTONE OFFICE BUILDINGS - Summary Of Proposed Transaction".

     Conflicts Of Interest Policies

     The Company's Board Of Directors and its officers are subject to certain provisions of Delaware law which are designed to eliminate or minimize the effects of certain potential conflicts of interest. In addition, the Bylaws provide that any transaction between the Company and an interested party must be fully disclosed to the Board Of Directors, and that a majority of the directors not otherwise interested in the transaction (including a majority of independent directors) must make a determination that the transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

     All future transactions between the Company and the Company's officers, directors and 5% stockholders will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of the independent, disinterested directors of the Company. The Company believes that by following these procedures it will be able to mitigate the possible effects of these conflicts of interest.

               2. PROPOSAL TO APPROVE REINCORPORATION IN MARYLAND

         The Company's Board of Directors recommends that the stockholders approve a proposal for the Company to change its state of incorporation to Maryland from Delaware. We refer to this proposal as the Reincorporation Proposal. The following discussion summarizes certain aspects and consequences of the Reincorporation Proposal, which are related primarily to the differences between the Maryland Business Corporation Act (the "Maryland Code") and the Delaware General Corporation Law (the "Delaware Code"), as well as the respective provisions of the articles and bylaws of AMVP Inc. ("AmeriVest Maryland") and the Company. This summary is not intended to be complete. It is qualified in its entirety by the Agreement And Plan of Merger (the "Merger Agreement") between the Company and AmeriVest Maryland which is attached to this Proxy Statement as Exhibit A, the Articles of Incorporation of AmeriVest Maryland (the "Maryland Articles"), which are attached to this Proxy Statement as Exhibit B, and the Bylaws of AmeriVest Maryland (the "Maryland Bylaws"), which are attached to this Proxy Statement as Exhibit C.

Introduction

     General

     If it is approved by the Company's stockholders, the Reincorporation Proposal will be accomplished by the merger of the Company with and into its wholly-owned subsidiary, AmeriVest Maryland (the "Merger"). As a result of the Merger, the Company's legal domicile will be changed from Delaware to Maryland, and its name will be changed to AMVP Inc. At the time of the Merger, the name of "AMVO Inc." will be changed to "AmeriVest Properties Inc." The Company anticipates that, except for reduction in the annual franchise tax fees paid to Delaware as described below, the Merger will not cause any change in the business or financial condition of the Company, and that, except for the differences in the Maryland Code from the Delaware Code described below, the Merger will not cause any change in the management of the Company.

     Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time (as defined in the Merger Agreement) of the Merger, each outstanding share of the Company's $.001 par value common stock (the "Delaware Common Stock") will be converted into one share of common stock, $.001 par value, of AmeriVest Maryland (the "Maryland Common Stock"). In addition, at the Effective Time, each outstanding option or warrant to purchase shares of Delaware Common Stock will continue outstanding as a right to purchase shares of Maryland Common Stock upon the same terms and conditions as immediately prior to the Effective Time. Following the Effective Time, each outstanding certificate representing shares of Delaware Common Stock will continue to represent the same number of shares of Maryland Common Stock, and delivery of certificates for shares of Delaware Common Stock will constitute "good delivery" for transaction in the shares of Maryland Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF AMERIVEST MARYLAND.

     The Company's Common Stock (symbol: AMVP) and warrants to purchase Common Stock (symbol: AMVPW) became listed for trading on the Nasdaq SmallCap Stock Market on November 6, 1996. At the Effective Time, those symbols will, without interruption, represent the Maryland Common Stock and the warrants to purchase Maryland Common Stock.

     Also at the Effective Time, the Company will be governed by the Maryland Code, by the Maryland Articles and by the Maryland Bylaws, which will result in certain changes in the rights of stockholders and other matters related to the Company. The most significant changes, which include changes in the availability of appraisal rights and a significant decrease in the annual fees payable by the Company to the state of incorporation, are discussed in this Proxy Statement under "Certain Differences Between The Charter Documents Of AmeriVest Properties Inc. and AMVP Inc." and "Certain Differences Between The Corporation Laws Of Delaware And Maryland". For additional details and other information relating to these and other changes in the rights of stockholders, you should review the Maryland Articles attached to this proxy statement as Exhibit B and the Maryland Bylaws attached as Exhibit C. In addition, you may inspect copies of the Company's Delaware Certificate Of Incorporation (the "Delaware Articles") and the Company's current Bylaws (the "Delaware Bylaws") at the principal business offices of the Company, and we will send copies of the Delaware Articles and the Delaware Bylaws to any stockholder who requests them.

     The Reincorporation Proposal includes an increase in the Company's authorized common stock from 10,000,000 shares to 15,000,000 shares, and the authorization of 5,000,000 shares of preferred stock, $.001 par value, the rights and preferences of which will be determined by the Company's Board Of Directors for specific issuances of shares at the time that the issuance of those shares is approved by the Board Of Directors. Except for the approximately 561,000 shares of common stock that are proposed to be issued as consideration of the acquisition of the Keystone Property as described in this Proxy Statement, the Company does not have any current plans to issue any shares of common or preferred stock.

     Effective Time

     We anticipate that the Merger will become effective within one business day after stockholder approval. However, the Merger Agreement provides that the Merger may be abandoned prior to the Effective Time, either before or after stockholder approval, if circumstances arise which, in the opinion of the Board, make the Merger inadvisable. Even if the Merger is abandoned, the Company intends to proceed with the acquisition described in this Proxy Statement. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after stockholder approval thereof, subject to applicable law.

     Vote Required

     The Delaware Code and the Delaware Articles provide that the affirmative vote of the holders of a majority of the outstanding shares of Delaware Common Stock is required for approval of the Reincorporation Proposal. Regardless of whether the Reincorporation Proposal is approved, the Company will continue to be responsible for all its existing contracts, plans, arrangements and obligations.

     The  Board  Of  Directors  has  unanimously  approved  the  Reincorporation
Proposal   and   unanimously   recommends   that   stockholders   vote  for  the
Reincorporation Proposal.

Principal Reasons For And Effects Of Changing The State Of Incorporation

     The Board Of Directors recommends that the Company become a Maryland corporation subject to the statutes of Maryland rather than Delaware primarily because this will eliminate the Company's annual Delaware franchise tax expenses. The State of Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation's aggregate number of shares of authorized stock, or (ii) the corporation's capital structure as compared to its assets. Delaware corporations may elect to be treated under the formula alternative which results in the lesser amount of franchise tax imposed on the corporation. The Company has always elected to be considered under the formula which results in the lower franchise tax burden.

     For the fiscal years ended December 31, 1998, and 1997, the Company's Delaware franchise taxes were $28,456 and $16,420, respectively. As the Company continues to acquire additional assets, annual franchise taxes will continue to increase. Unlike Delaware, the State of Maryland does not impose a franchise tax on corporations incorporated under its laws. If the Company is reincorporated in Maryland, the only amount payable annually to the State of Maryland as a result of being incorporated under its laws would be $100 to be paid in conjunction with Maryland's annual reporting requirements.

     Although there are several differences between the Delaware Code and the Maryland Code, the Board Of Directors does not believe that these differences will have a significant impact on the Company's operations. See "Certain Differences Between The Corporation Laws Of Delaware And Maryland".

     The Board Of Directors is not currently aware of any specific effort to accumulate the Company's securities, other than for investment, or to obtain control of the Company by merger, tender offer, solicitation in opposition to the Board Of Directors, or otherwise.

     The Board of Directors has unanimously concluded that the potential benefits of the Reincorporation Proposal outweigh any possible disadvantages. Accordingly, the Board Of Directors unanimously recommends that the stockholders vote for the Reincorporation Proposal.

Certain Differences Between The Charter Documents Of AmeriVest Properties Inc. And Those Of AmeriVest Maryland; Analysis Of The Delaware Code And The Maryland Code

     The following is a summary of certain differences between provisions affecting holders of shares of the Company's common stock under the Delaware Code, the Delaware Articles and the Delaware Bylaws and those affecting holders of shares of AmeriVest Maryland under the Maryland Code, the Maryland Articles and the Maryland Bylaws. The summary does not replace those full documents and to the extent the summary conflicts with the terms of an actual document, the terms of the actual document will prevail. Copies of the Maryland Articles and Maryland Bylaws are attached to this proxy statement as Exhibit B and Exhibit C, respectively. We will send copies of the Delaware Articles and Delaware Bylaws to any stockholder who requests them.

     With respect to certain differences between the rights held by stockholders under the Delaware Code and those which they would have under the Maryland Code, the Maryland Articles and Bylaws have been structured so that the Maryland charter documents provide for essentially the same rights and obligations as the Company's Delaware charter documents, and management of the Company does not have any present intention of amending or otherwise altering the Maryland Articles or Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of the present or future directors of the Company, make amendment of the Maryland charter documents in the Company's best interests. Therefore, there can be no assurance that the Maryland charter documents will not be amended, including changes to provisions that directly affect stockholders. Stockholders also should refer to the Delaware Code and the Maryland Code with respect to the matters discussed in this Proxy Statement.

     Stockholder Meetings

     Both the Delaware Bylaws and the Maryland Bylaws provide that an annual meeting of stockholders will be held on a date and at a time and place determined by the Board. The Delaware Bylaws provide that a majority of the outstanding shares of the Company represented in person or by proxy constitute a quorum at stockholder meetings. Under the Maryland Bylaws, one-third of the outstanding shares represented in person or by proxy constitute a quorum at stockholder meetings.

     Under the Delaware Code, special meetings of stockholders may be called by the Board Of Directors or by such other person or persons as may be authorized by the certificate of incorporation or bylaws. Under the Delaware Bylaws, the President, a majority of the Board Of Directors, a majority of independent directors, or an officer of the Company upon written request by stockholders holding not less than 10 percent of the outstanding common stock of the Company may call a special meeting of stockholders.

     Under the Maryland Code, special meetings may be called by the Board Of Directors, the President, the holders of shares entitled to cast not less than 25 percent of the votes at the special meeting or such other persons as the articles of incorporation or the bylaws provide. The Maryland Bylaws provide that special meetings may be called by the President, the Board Of Directors or the holders of shares entitled to cast not less than 10 percent of the votes at such special meeting.

     Both the Delaware Code and the Maryland Code provide that special meetings of stockholders require a minimum of 10 days' notice. However, under both the Delaware Bylaws and the Maryland Bylaws, special meetings of stockholders require 15 days' notice.

     Stockholder Vote For Certain Matters

     Both the Delaware Code and the Maryland Code require an affirmative vote of the stockholders of each of the constituent corporations in order to approve a merger (other than a parent-subsidiary merger as described in the next paragraph) or the sale, lease or exchange of all or substantially all of a corporation's assets. Under the Delaware Code, these transactions must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in a corporation's certificate of incorporation. The Delaware Articles require a majority vote in these circumstances. Under the Maryland Code, a two-thirds vote is required unless a corporation's articles of incorporation provide for a lesser (but not less than a majority) or greater vote. The Maryland Articles provide that a majority vote is sufficient in these circumstances.

     Both the Delaware Code and the Maryland Code permit a corporation to effect, without stockholder approval, a merger with or into a subsidiary if 90 percent or more of the subsidiary is owned by the corporation.

     Stockholder Action By Written Consent

     Pursuant to the Delaware Code, the Company can take action with respect to a matter if written consents are executed by those stockholders owning that number of shares that would be required to take the same action at a meeting of stockholders at which all stockholders were present. Under the Maryland Code, stockholder action may be taken without a meeting only if all stockholders entitled to vote on the matter consent in writing to the action proposed to be taken.

     Nominations Made By Stockholders For The Election Of Directors

     The  Delaware  Bylaws  do  not  contain   specific   provisions   regarding
nominations made by stockholders for the election of directors.

     The Maryland Bylaws provide that written notice of proposed nominations made by stockholders for the election of directors must be received by the Company not less than 53 days nor more than 90 days prior to the meeting (or, if fewer than 60 days' notice of the meeting is given or made to stockholders, not later than the seventh day following the day on which the notice of the date of the meeting was mailed to stockholders). The notice must contain certain information about the proposed nominee, including name, age, business address, principal occupation or employment for the five years preceding the date of the notice, the number of shares of stock of the Company beneficially owned by the nominee, and any arrangement, affiliation, association, agreement or other relationship of the nominee with any stockholder.

     Classified Board Of Directors

     Both the Delaware Articles and Maryland Articles provide that the members of the Board Of Directors shall be divided, as evenly as possible, into three classes, and that each director shall serve for a three year term or until his successor is duly elected and has qualified.

     The Delaware Code provides that in cases where a director is elected by the board of directors, rather than the stockholders, in order to fill a vacancy on the board, the newly elected director will serve until the term of that directorship naturally expires. However, the Delaware Articles, the Maryland Articles and the Maryland Code require that the new director be elected by the stockholders at the next annual meeting.

     Cumulative Voting

     Both the Delaware Code and the Maryland Code permit a corporation to specify in its articles of incorporation whether cumulative voting exists. Neither the Delaware Articles nor the Maryland Articles allow cumulative voting.

     Removal Of Directors

     In the case of a corporation whose board is classified, both the Delaware Code and the Maryland Code provide that directors may be removed only for cause unless the charter documents provide otherwise. The Delaware charter documents provide that directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote at a meeting of stockholders. The Maryland charter documents do not modify the code provisions concerning this matter and therefore directors may be removed only for cause.

     If a corporation's board is not classified and the charter documents do not provide otherwise, both the Delaware Code and the Maryland Code provide that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     Under both the Delaware Code and the Maryland Code, if cumulative voting is allowed and less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there is more than one class of directors, at an election of the class of directors of which such director is a part.

     Elimination Or Limitation Of Certain Personal Liability Of Directors And Officers

     The Delaware and Maryland charter documents contain provisions concerning personal liability of directors. These provisions are worded differently but have substantially the same effect. The only notable difference is that the Maryland Code provides for limitation of officers' personal liability to the same extent as for directors, and the Maryland Articles also provide for this protection. The Delaware Code does not permit limitation of officers' personal liability.

     The Delaware Articles eliminate and limit the personal liability of each director of the Company to the full extent permitted by the Delaware Code, including without limitation as permitted by the provisions of Section 102(b)(7) of the Delaware Code and any successor provision, as amended. Thus, the Company's directors are not liable for certain money damages as a director. However, pursuant to Section 102(b)(7), liability of directors is not eliminated or limited (i) for any breach of a director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware Code (dealing with willful or negligent violation of certain statutory provisions concerning dividends and stock purchases or redemptions), and (iv) for any transaction from which the director derived an improper personal benefit.

     The Maryland Articles also contain provisions which eliminate and limit the personal liability of directors to the full extent permitted by the Maryland Code. Pursuant to the Maryland Code, the Maryland Articles also limit the personal liability of officers to the same extent as that afforded directors. Similar to the Delaware Code, however, the Maryland Code does not permit limitation of personal liability of directors or officers (i) for the amount of any improper benefit they actually receive, or (ii) to the extent that a judgment or final adjudication adverse to the director or officer in a proceeding based on the finding in that proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

     Indemnification Of Directors And Officers

     The Delaware Code and the Maryland Code each specify certain circumstances when a corporation must, and other circumstances when it may, indemnify its officers, directors, employees and agents against legal expenses and liabilities. Generally, under both codes, the person being indemnified must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, in a criminal proceeding, must have had no reasonable cause to believe his conduct was unlawful. A director may be reimbursed in advance of a final disposition of a proceeding if he undertakes to repay any such advances if it is determined he did not meet the required standards of conduct. Both codes permit corporations to purchase insurance on behalf of directors, officers, employees and agent for liability asserted against them in their capacity as such regardless of whether the corporation would have the power to indemnify them. Under both codes, a corporation may expand the rights to indemnification by a provision in its bylaws, by an agreement, by resolution of stockholders or directors not involved in the proceeding, or otherwise.

     The Maryland Bylaws provide that: (i) the Company is required to indemnify its directors and officers to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary;
(ii) the Company is required to advance expenses to its officers and directors as incurred, including expenses relating to obtaining a determination that such directors and officers are entitled to indemnification, provided that they undertake to repay the amount advanced if it is ultimately determined that they are not entitled to indemnification; (iii) the Company is authorized to enter into indemnification agreements with its directors and officers; and (iv) the Company may not retroactively amend the indemnification provisions in the Bylaws in a way which is adverse to its directors or officers. This indemnification is more restrictive than under the Delaware Articles and Bylaws because under the Delaware charter documents, pursuant to the Delaware Code, the Company may indemnify directors or officers who are ultimately found to be liable to the Company. However, under the Maryland charter documents, as required by the Maryland Code, the Company may not indemnify a director or officer made party to a proceeding by reason of service as a director if it is established that (a) the act or omission of the director was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty, (b) the director actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Also, the Maryland Code provides that a Maryland corporation may not indemnify a director or officer if the proceeding was one by or on behalf of the corporation and in the proceeding the director or officer is adjudged to be liable to the corporation.

     Although indemnification under the Maryland Code is not allowed to the same extent as under the Delaware Code, the Board believes that the Maryland indemnification provisions are reasonable and adequate, and that the Company will be able to continue to attract and retain qualified directors and officers. None of the Company's directors or officers has indicated that approval of the Reincorporation Proposal would cause him to consider resigning from his position with the Company.

     Dividends

     The Delaware Code permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current or preceding fiscal year, provided that an amount equal to the par value represented by all shares of the corporation's common and preferred stock remains in the stated capital account.

     The Maryland Code provides that a corporation may pay dividends to its stockholders from time to time as authorized by the board of directors. However, no dividend or other distribution may be made if, after giving effect to the distribution (i) the corporation would not be able to pay its debts as they became due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of the corporation.

     Neither the Maryland charter documents nor the Delaware charter documents modify the respective code provisions concerning this matter.

     Amendments To Charter Documents

     Pursuant to the Delaware Code, the Delaware Articles may be amended by a majority vote of the outstanding shares of voting stock, except with respect to the provisions governing the election, classification and removal of members of the Board, in which case the Delaware Articles requires a 66 2/3 percent stockholder vote for amendment. The Delaware Articles gives the Board the power to amend, adopt or repeal the Delaware Bylaws except for provisions in the Bylaws relating to the election, classification and removal of members of the Board. The Delaware Bylaws also provide that the Delaware Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, by a majority vote of the outstanding shares, without necessity of the concurrence of the Board.

     As permitted by the Maryland Code, the Maryland Articles provide that the stockholder vote required to approve charter amendments has been reduced from two-thirds to a majority vote. It also is provided in the Maryland Articles and Maryland Bylaws that the Maryland Bylaws may be amended or repealed, and new Bylaws adopted, by the Board. The Maryland Bylaws also provide that the Maryland Bylaws may be altered, amended or repealed or new Bylaws may be adopted by a majority vote of the outstanding shares, without necessity of the concurrence of the Board.

     Inspection Of Books And Records

     Under the Maryland Code, any stockholder may inspect and copy, during usual business hours, the corporation's bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements on file at the corporation's principal office. Additionally, any person who has been a holder of record for a minimum of six months or who owns at least five percent of the corporation's outstanding shares has a right to (i) inspect the corporation's books of account and stock ledger, (ii) present to any officer or resident agent of the corporation a written request for a statement of its affairs, and (iii) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation's offices in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

     Under the Delaware Code, any stockholder may submit a written demand to inspect and copy the corporation's stock ledger, a list of its stockholders and its other books and records. The written demand must state a purpose for the inspection which is reasonably related to the demanding stockholder's interest as a stockholder.

     Appraisal Rights

     Under the Delaware Code and the Maryland Code, stockholders, in certain circumstances, have the right to dissent from certain corporate reorganizations and mergers, provided that statutory procedures are followed. The Reincorporation Proposal does not trigger any appraisal rights. See "DISSENTING STOCKHOLDERS' RIGHTS OF APPRAISAL".

     In cases where appraisal rights are available, both the Delaware Code and the Maryland Code provide that a stockholder exercising his right to dissent may demand payment in cash for his shares equal to their fair value, excluding any appreciation or depreciation in anticipation of the transaction (although under the Maryland Code such appreciation or depreciation may be included in determining fair value if its exclusion would be inequitable). Under the Delaware Code, fair value is determined by the Court of Chancery. Under the Maryland Code, fair value is determined by agreement with the corporation or, if an agreement cannot be reached, by an appropriate court upon the petition of the surviving corporation or the dissenting stockholder.

     The Maryland Code provides that stockholders may exercise their right to dissent from the sale, lease, exchange or other disposition of all or substantially all of a corporation's assets unless the proceeds from the transaction are distributed to stockholders. The Delaware Code does not provide appraisal rights to stockholders in transactions involving the sale, lease, exchange or other disposition of all or substantially all of a corporation's assets.

     Under the Delaware Code, there are no appraisal rights for shares which, at the record date for the meeting at which a merger or consolidation is to be approved, are listed on a national securities exchange or are held of record by more than 2,000 stockholders, unless stockholders receive anything other than:
(i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders;
(iii) cash in lieu of fractional shares of the corporations described in the foregoing clauses (i) and (ii); or (iv) any combination of (i), (ii) and (iii).

     Under the Maryland Code, there are no appraisal rights if: (i) the stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (a) with respect to the merger of a subsidiary corporation, 90 percent or more of which is owned by the acquiring corporation, on the date notice is given to or waived by the dissenting stockholder, or (b) with respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to; (ii), the stock received is that of the successor in the merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor, cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor; or
(iii) the stock is that of an open-end investment company registered under the Investment Company Act of 1940, as amended, and the value placed on the stock in the transaction is its net asset value.

     Increase In Authorized Common Stock

     The Company's Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of $.001 par value common stock (the "Delaware Common Stock"). The Maryland Articles authorize the issuance of 15,000,000 shares of $.001 par value common stock (the "Maryland Common Stock"). As of May 1, 1999, 1,658,770 shares of the Company's Delaware Common Stock were issued and outstanding. If no action is taken to increase authorized common stock, the Company would be able to issue 8,341,230 additional shares of Delaware Common Stock. If the proposal to reincorporate in Maryland and the accompanying increase in authorized capital is approved by stockholders, the Company will have 13,341,230 unissued and unreserved shares of Maryland Common Stock available for issuance in the future.

     The Board believes that the additional shares of common stock resulting from the increase in authorized capital should be available for issuance from time to time as may be required for various purposes, including the issuance of common stock in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options. The Company currently intends to issue approximately 561,000 shares of common stock in connection with the acquisition of three office buildings located in Indianapolis, Indiana, as described below in "3. ISSUANCE OF SHARES OF COMMON STOCK FOR THE ACQUISITION OF THE KEYSTONE OFFICE BUILDINGS".

     Additionally, the Company anticipates that in the future it will consider a number of possible financing and acquisition transactions that may involve the issuance of additional equity, debt or convertible securities. If the proposed increase in authorized capital is approved, the Board would be able to authorize the issuance of shares for these purposes without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular instance stockholder approval were required by law or otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval regardless of whether a sufficient number of shares previously had been authorized. For example, the rules of the Nasdaq Stock Market require approval by the Company's stockholders if the number of shares of common stock to be issued at any one time exceeds 20 percent of the shares of common stock outstanding immediately prior to that issuance. Neither the Delaware Code nor the Maryland Code have similar provisions, and the stockholders of the Company are not entitled to preemptive rights with respect to the issuance of any authorized but unissued shares.

     The proposed change in capital is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments, the Delaware Articles or the Delaware Bylaws in effect on the date of this Proxy Statement. However, stockholders should note that the availability of additional authorized and unissued shares of Maryland Common Stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove current management. Although the Board currently has no intention of doing so, shares of Maryland Common Stock could be issued by the Board to dilute the percentage of Maryland Common Stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Maryland law with respect to a merger or other business combination involving the Company. The Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Company's Delaware Common Stock. The Company has no present intention to use the increased authorized Common Stock for anti-takeover purposes.

     Creation Of Authorized Preferred Stock

     The Delaware Articles do not currently authorize the issuance of any shares of preferred stock. The Maryland Articles authorize the issuance of 5,000,000 shares of $.001 par value preferred stock (the "Maryland Preferred Stock").

     The Maryland Preferred Stock carries such relative rights, preferences and designations as may be determined by the Board in its sole discretion upon the issuance of any shares of the Maryland Preferred Stock. The proposal to authorize the class of Maryland Preferred Stock is intended to provide shares of preferred stock for issuance from time to time as may be required for financings, acquisitions or other purposes. The shares of Maryland Preferred Stock could be issued from time to time by the Board in its sole discretion without further approval or authorization by the stockholders, in one or more series, each of which series could have any particular distinctive designations as well as relative rights and preferences as determined by the Board. The relative rights and preferences that may be determined by the Board in its discretion from time to time, include but are not limited to the following:

     o the rate of dividend and whether the dividends are to be cumulative and the priority, if any, of dividend payments relative to other series in the class;

     o whether the shares of any such series may be redeemed, and if so, the redemption price and the terms and conditions of redemption;

     o the amount payable with respect to such series in the event of voluntary or involuntary liquidation and the priority, if any, of each series relative to other series in the class with respect to amounts payable upon liquidation and sinking fund provision, if any, for the redemption or purchase of the shares of that series; and

     o the terms and conditions, if any, on which the shares of a series may be converted into or exchanged for shares of any class, whether common or preferred, or into shares of any series of the same class, and if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms.

     The existence of authorized but unissued shares of preferred stock could have anti-takeover effects because the Company could issue Maryland Preferred Stock with special dividend or voting rights that could discourage potential bidders.

     Approval by the stockholders of the Reincorporation Proposal and the accompanying authorization of the Maryland Preferred Stock will give the Company's Board Of Directors the ability, without stockholder approval, to issue shares of Maryland Preferred Stock with rights and preferences determined by the Board of Directors in the future. As a result, the Company may issue shares of Maryland Preferred Stock that have dividend, voting and other rights superior to those of the Common Stock, or that convert into shares of Common Stock, without the approval of the holders of Common Stock. This could result in the dilution of the voting rights, ownership and liquidation value of current stockholders.

Certain Anti-Takeover Effects

     The Delaware Articles currently contain provisions which may be viewed as having anti-takeover effects. Stockholders of the Company do not have cumulative voting rights in the election of directors, and the Delaware Articles provide for a classified Board Of Directors. The Company currently has authorized but unissued shares of its common stock that could also be issued in such a way as to have anti-takeover effects.

     The Maryland Articles and Maryland Bylaws also may be deemed to have anti-takeover effects because the Maryland Articles (i) also do not allow for cumulative voting by stockholders, (ii) also provide for a classified Board Of Directors, (iii) provide for additional shares of authorized common stock and creation of authorized preferred stock which may be issued by the Board without further stockholder action, and (iv) provide for a 66 2/3 percent stockholder vote to amend certain provisions of the Maryland Articles and Maryland Bylaws.

     The Board currently has no intention of using the increase in authorized common stock or the authorized Maryland Preferred Stock for anti-takeover purposes or of proposing any other measures in the future which may be deemed to have anti-takeover effects.

Dissenting Stockholders' Rights Of Appraisal

     Pursuant to Section 253 of the Delaware Code, appraisal rights are not available regarding mergers of two corporations if one of them owns at least 90 percent of the other's outstanding shares of each class of stock. Because the Company owns 100 percent of all outstanding shares of AmeriVest Maryland, no appraisal rights are available in connection with the Merger, the Merger Agreement or the Reincorporation Proposal.

Required Vote; Board Recommendation

     The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve reincorporation of the Company in Maryland, including the provisions to increase authorized common stock and to authorize preferred stock. The Board of Directors unanimously recommends that the stockholders vote in favor of the Reincorporation Proposal.

                  3. ISSUANCE OF SHARES OF COMMON STOCK FOR THE
                  ACQUISITION OF THE KEYSTONE OFFICE BUILDINGS

     The Board Of Directors has unanimously approved, and recommended that the Company's stockholders approve, the issuance of shares of Common Stock to purchase three office buildings in Indianapolis, Indiana. The following is a summary of the proposed transaction.

     Property To Be Acquired

     In April 1999, the Company entered into a purchase and sale agreement (the "Purchase Agreement") with Sheridan Realty Partners, L.P. ("Sheridan") to purchase the Keystone Office Buildings in Indianapolis, Indiana (the "Keystone Buildings"). The Keystone Buildings consist of three two-story multi-tenant office buildings located at 3021, 3077 and 3091 East 98th Street at the intersection of 98th Street and North Keystone Avenue (US 431) in north central Indianapolis, Indiana. These buildings comprise approximately 95,836 total rentable square feet on approximately 9.041 acres of land with 336 surface parking spaces, plus a 1,596 square foot free-standing maintenance building. The Keystone Buildings were constructed and completed from 1984 to 1986, and Sheridan acquired the Keystone Buildings in 1996.

     The Company does not have any plans for major capital improvements for the Keystone Buildings and intends to hold the Keystone Buildings for income purposes. The Keystone Buildings must compete with several mid-rise office buildings in the area, but there is no dominant owner or building.

     The occupancy rate for the Keystone Buildings at December 31, 1998 was 97%. There is one tenant occupying 10% or more of the rentable space of the Keystone Buildings. The principal businesses of this tenant are insurance and financial services. For 1998, the average effective annual rent per square foot for the Keystone Buildings was $14.16. The following is a schedule as of May 1, 1999 of lease expirations for the Keystone Buildings for the next ten years:


-------------------------------------------------------------------------------------------------------------------------
                                                                                                           Percentage of
                              Number of Leases         Total Area of           Annual Revenue             Gross Rents On
                              That Will Expire        Expiring Leases        of Expiring Leases           Expiring Leases
-------------------------------------------------------------------------------------------------------------------------
1999 (after May 1)                   9                     15,671                  $220,374                    16.4%
2000                                10                     22,157                  $312,427                    23.3%
2001                                 8                     33,725                  $428,207                    35.9%
2002                                 6                     15,716                  $232,476                    17.3%
2003                                 1                      1,861                   $30,707                    2.3%
2004                                 1                      4,274                   $65,093                    4.8%
2005 and after                     None                       0                        0                         0
--------------------------------------------------------------------------------------------------------------------------


     General Nature Of Business Conducted In The Keystone Office Buildings

     The Keystone Buildings are leased by Sheridan to various business entities for general office space purposes. After completing the purchase, the Company intends to continue to lease the Keystone Buildings for general office space purposes and to hold the Keystone Buildings for income from those leasing activities.

     Name And Address Of Seller

     The name, address and telephone number of Sheridan, the seller of the Keystone Buildings, is as follows:

                           Sheridan Realty Partners, L.P.
                           c/o Sheridan Realty Corp., General Partner
                           1800 Glenarm Place, Suite 500
                           Denver, Colorado 80202
                           Telephone (303) 297-1800

     Summary Of Proposed Transaction

     Purchase Price. The purchase price for the Keystone Buildings is $7,944,000, which is payable through the assumption of approximately $5,279,000 of existing debt secured by the Keystone Buildings (the "Mortgage") and issuing shares of the Company's common stock for the difference between the purchase price and the amount owed pursuant to the Mortgage as of the closing date. The common stock is to be issued at the rate of $4.75 per share, so that approximately 561,000 shares would have to be issued if the Mortgage balance were $5,279,000 on the closing date. Sheridan is required to immediately deliver to the partners of Sheridan all shares issued as part of the purchase price. As a result of the transfer of the shares to the partners of Sheridan, William T. Atkins will own approximately 33,000 shares of Common Stock, and a company for which he serves as a director serves as trustee of trusts that will own a total of approximately 75,900 shares for the benefit of other persons. The Company agreed to register the transfer of the shares issued as a portion of the purchase price. However, the shares initially issued may not be transferred for a period of one year after the purchase of the Keystone Buildings without the consent of the Company. The Company is required to issue additional shares of common stock to Sheridan if the Company's common stock is not trading at an average price of $4.75 per share for the 15 trading days ending one year after the closing of the purchase of the Property.

     Terms Of Mortgage To Be Assumed. The approximately $5,279,000 principal amount of the Mortgage being assumed by the Company is payable in monthly installments of principal and interest of approximately $41,885, which is based upon an amortization over the remaining 23 year term. Interest accrues at the rate of 8% per year. The estimated amount of the Mortgage to be assumed includes $525,000 currently intended to be newly borrowed by Sheridan a short time prior to the Company's purchase of the Keystone Buildings. The Mortgage holder, Security Life Insurance Company of Colorado, Inc., has the right to require that the loan be repaid in full on June 1, 2007 and every fifth anniversary of that date. These dates are referred to in the Mortgage as "Call Dates". If the Mortgage were paid according to its terms and the Mortgage holder required payment on June 1, 2007, approximately $4,385,000 would be due on that date. If not previously declared due and payable, the Mortgage would be fully paid according to its terms on May 1, 2022.

     The Mortgage may not be prepaid prior to May 1, 2000. In order to prepay the Mortgage after that date, the Company would be required to pay a prepayment premium in addition to the remaining balance of the Mortgage. The prepayment premium is an amount that would allow the holder of the Mortgage to receive the same yields that it would have received had the Mortgage been paid according to its terms until the next Call Date or May 1, 2022, whichever is earlier, based on investing the prepayment premium and the amount of the loan that was prepaid in U.S. Treasury obligations or similar investments selected by the Mortgage holder.

     The Mortgage is nonrecourse against the Company. As a result, the Mortgage holder will not proceed to collect amounts from the Company that exceed the value of the Keystone Buildings unless the Mortgage holder becomes subject to liabilities related to environmental problems or the Company engages in fraudulent conduct. The loan documents require that the Company indemnify the lender for certain potential liabilities related to the Property, including environmental liabilities and liabilities related to fraudulent conduct.

     Indemnification Of Mortgage Holder And Guarantors. The Mortgage holder required that William T. Atkins, Jennifer Atkins, and Alexander Hewitt (the "Guarantors") guarantee certain obligations regarding the Mortgage and that certain Guarantors and Sheridan indemnify the Mortgage holder for certain potential liabilities related to the Keystone Buildings, including environmental liabilities that may arise. Pursuant to the Purchase Agreement, the Company agreed to assume the obligations of the Guarantors and Sheridan pursuant to these guarantees and indemnifications for liabilities arising after the Company's purchase of the Keystone Buildings. William T. Atkins is the president and a 16.5% owner of Sheridan Realty Corp., which is the general partner of Sheridan. Alexander Hewitt is the vice president and 17.5% owner of Sheridan Realty Corp. The Guarantors together will receive approximately 68,000 shares of the Company's common stock as a result of the Purchase Agreement. See "1. ELECTION OF CLASS 3 DIRECTOR--Certain Transactions With Management And Principal Stockholders--Purchase Of Keystone Office Buildings".

     Contingencies. The purchase of the Keystone Buildings is contingent upon the occurrence of the following:

     o The approval by the Mortgage holder of the Company's assumption of the Mortgage loan.

     o The Company's satisfaction with its review of the Keystone Buildings and its operations, including the leases for the Keystone Buildings, the Seller's financial records concerning the Keystone Buildings, and other matters.

     o Receipt by the Company of the stockholders' approval to the issuance of the shares for the purchase of the Keystone Buildings.

     o Receipt by Sheridan of the approval of its limited partners to the sale of the Keystone Buildings.

     Closing. The purchase of the Property is scheduled to close upon the later to occur of five days after the Company obtains the stockholder approval sought in this Proxy Statement and receipt of the approval of the Mortgage holder to the Company's assumption of the mortgage loan, whichever occurs later. If these items do not occur and the closing is not held on or before August 31, 1999, the Purchase Agreement is terminated.

     Appointment Of Directors. As required by the terms of the Purchase Agreement, the Company will appoint two designees of Sheridan to serve as directors of the Company. Sheridan has designated William T. Atkins and Charles
K. Knight to be the two directors. Because Messrs. Atkins and Knight will not have been elected by the stockholders, the Delaware Articles provide that their terms will expire at the next annual meeting of stockholders. At that meeting, assuming that the Company's purchase of the Keystone Buildings has been completed at that time, the stockholders will consider and vote on the election of Messrs. Atkins and Knight, or two other designees of Sheridan, to the full remaining terms of Class 3 and Class 2 directors, respectively. See "1. ELECTION OF CLASS 3 DIRECTOR".

     Management Agreement. The Company agreed to hire Sheridan Development, LLC, a Colorado limited liability company, to manage the Keystone Buildings for a one-year term following the closing. Sheridan Development will be responsible for all aspects of the management and operation of the Keystone Buildings and coordinating the leasing of the Keystone Buildings. The Company will pay a management fee equal to 5% of the gross monthly rental income received from the Keystone Buildings.

     William T. Atkins is the co-manager, President and a 25.05% owner and Charles K. Knight is a Vice President and 9.9% owner of Sheridan Development. Mr. Atkins is the President and a 16.5% owner of Sheridan Realty Corp., which is the general partner of Sheridan. Each of Mr. Atkins and Mr. Knight has been designated by Sheridan to be appointed as a director of the Company following the purchase of the Keystone Buildings.

     Right Of First Refusal For Adjacent Property. The Purchase Agreement provides that the Company shall have a first right of refusal to buy the vacant parcel owned by Sheridan that is next to the Property if Sheridan decides to sell that parcel in the future. The purchase price for that parcel would be the amount of a bona fide offer received by Sheridan from a third party. The parcel consists of approximately 2.55 acres and the Company believes that this parcel would be suitable for construction of one additional office building.

Determination Of Purchase Price; Appraisal

     The purchase price of the Keystone Buildings was determined by negotiations between the Company and Sheridan. In evaluating the Keystone Buildings and negotiating the purchase price, the Company considered the location and nature of the Keystone Buildings, the age and quality of the buildings, local economic conditions, and the flexibility of paying a portion of the purchase price in shares of the Company's common stock and assuming the Mortgage as payment of the remaining purchase price. In addition, the Company has obtained an appraisal of $8.3 million for the Keystone Buildings from Joseph J. Blake And Associates, Inc., a professional appraiser practicing in the Chicago and Indianapolis areas.

Reasons For Purchasing The Keystone Buildings

     The Company determined to purchase the Keystone Buildings because the buildings have a history of solid performance and fit the Company's profile of acquiring small to medium sized office buildings. The Company also concluded that the ability of the Company to purchase the Keystone Properties utilizing stock and the assumption of debt, and without having to pay cash as part of the purchase price, was beneficial to the Company and its stockholders. See also, "--Determination Of Purchase Price; Appraisal" above.

Accounting Treatment Of Purchase Of Keystone Buildings

     The purchase of the Keystone Buildings will be treated by the Company as a purchase for accounting purposes. As a result, the purchase price and expenses incurred by the Company in connection with the purchase of the Keystone
Buildings that relate to the buildings themselves will be depreciated on a straight-line basis over a term of 40 years.

Federal Income Tax Consequences of Purchase of Keystone Buildings

     The purchase of the Keystone Buildings will not result in a taxable event for the Company under federal income tax laws.

Real Estate Taxes

     For 1998, the real estate taxes for the Keystone Buildings were $116,911, which is equal to 6.99% of the assessed value of the Keystone Buildings as determined by the Hamilton County, Indiana Assessor.

No Federal Or State Regulatory Requirements

     The Company is not aware of any federal or state regulatory requirements that must be met in order to acquire the Keystone Buildings, other than compliance with the securities laws with respect to the solicitation of proxies and the issuance of the shares for a portion of the purchase price.

Keystone Buildings Financial Statements

     The following historical financial statements of the Keystone Buildings were prepared by Sheridan and provided to the Company for this proxy statement.




                      KEYSTONE OFFICE PARK

                      STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      TOGETHER WITH REPORT OF INDEPENDENT
                          PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Management of
    Keystone Office Park:


We have audited the statement of revenue and certain expenses of Keystone Office Park for the year ended December 31, 1998. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Keystone Office Park for the year ended December 31, 1998, in conformity with generally accepted accounting principles.




/s/  Arthur Andersen LLP

Denver, Colorado,
    February 25, 1999.

                              KEYSTONE OFFICE PARK
                              --------------------


                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                                         1998
                                                                         ----
REVENUE:
    Rental revenue (Note 2)                                           $1,440,937
    Other revenue                                                          3,827
                                                                      ----------
              Total revenue                                            1,444,764
                                                                      ----------
CERTAIN EXPENSES:
    Repairs and maintenance                                              215,745
    Utilities                                                            127,466
    Property taxes                                                       119,774
    Property management fees                                              71,942
    Operating services                                                    44,525
    Insurance                                                             16,663
                                                                      ----------
              Total certain expenses                                     596,115
                                                                      ----------
EXCESS REVENUE OVER CERTAIN EXPENSES                                  $  848,649
                                                                      ==========


                      Theaccompanying notes are an integral
                        part of this financial statement.

                              KEYSTONE OFFICE PARK
                              --------------------


                        NOTES TO THE STATEMENT OF REVENUE

                              AND CERTAIN EXPENSES


                      FOR THE YEAR ENDED DECEMBER 31, 1998



(1) BASIS OF PRESENTATION
-------------------------

The statement of revenue and certain expenses reflects the operations of Keystone Office Park (the "Property"), located in Indianapolis, Indiana.

The Property is expected to be acquired by AmeriVest Properties, Inc. (the "Company") from Sheridan Realty Partners, L.P. ("Sheridan") in July 1999. The Property has an aggregate net rentable area of approximately 95,900 square feet (97% leased as of December 31, 1998). This statement of revenue and certain expenses is prepared pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Property are maintained on the accrual basis. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

(2) OPERATING LEASES
--------------------

Rental revenue presented for the year ended December 31, 1998, is recorded in accordance with generally accepted accounting principles.

The Property is leased to tenants under operating leases with expiration dates extending to the year 2003. Future minimum rentals under noncancellable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1998, are as follows:

                  1999                    $1,269,789
                  2000                       974,534
                  2001                       602,438
                  2002                       170,116
                  2003                        88,259
                                          ----------
                                          $3,105,136
                                          ==========


One tenant, in the insurance industry, who occupies 21% of the total rentable square feet of Keystone, was responsible for approximately 25% of the rental revenue for the year ended December 31, 1998, and is responsible for approximately 23% of the total future minimum rentals in the above schedule.

Leases also include provisions requiring tenants to reimburse Sheridan for operating expenses up to stipulated amounts.

(3) RELATED PARTY TRANSACTIONS
------------------------------

During 1998, the Property engaged a related party to perform activities related to property management and certain repairs and maintenance. Amounts totaling $119,456 were incurred by this related party and have been expensed in the statement of revenue and certain expenses.

Pro Forma Financial Information

     The following unaudited pro forma consolidated balance sheet presents the historical financial information of the Company and its subsidiaries as of December 31, 1998, as adjusted for the proposed acquisition of the Keystone Buildings by the Company pursuant to the Purchase Agreement.

     The following unaudited pro forma consolidated statement of operations for the year ended December 31, 1998 combines the historical financial information of the Company with the historical real estate operating revenues and expenses of the Keystone Buildings as if the acquisition had occurred as of January 1, 1998.

     The unaudited pro forma consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and the Keystone Buildings. These unaudited pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the date indicated or that may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Company for the year ended December 31, 1998 included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 that are incorporated by reference into this Proxy Statement and in conjunction with the historical Statement of Revenues and Certain Expenses of the Keystone Buildings for the year ended December 31, 1998 that is included under "--Keystone Buildings Financial Statement" below.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION


The accompanying pro forma consolidated balance sheet presents the historical financial information of AmeriVest Properties Inc. and Subsidiaries (AmeriVest) as of December 31, 1998, as adjusted for the proposed acquisition of the Keystone Office Buildings by AmeriVest, pursuant to a purchase and sale agreement entered into April 26, 1999.

The accompanying pro forma consolidated statement of operations for the year ended December 31, 1998 combines the historical financial information of AmeriVest with the historical real estate operating revenues and expenses of the Keystone Office Buildings as if the acquisition had occurred at the beginning of the period presented.

The pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and the Keystone Office Buildings. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the date indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements of AmeriVest for the year ended December 31, 1998 included in AmeriVest's Form 10-KSB filed for the year ended December 31, 1998.


                                 AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                       PRO FORMA CONSOLIDATED BALANCE SHEET
                                                 DECEMBER 31, 1998
                                                    (Unaudited)

                                                                   AmeriVest          Pro Forma        Pro Forma
                                                                 (Historical)        Adjustments        Combined
                                                                 ------------        -----------        --------
Assets
    Investment in Real Estate
    Land                                                         $  4,745,754       $ 1,828,000 (a)  $  6,573,754
    Building and improvements                                      22,363,656         6,156,000 (a)    28,519,656
    Furniture, fixtures and equipment                                 284,993              --             284,993
    Tenant improvements                                               541,058              --             541,058
    Less accumulated depreciation and amortization
                                                                   (5,837,264)             --          (5,837,264)
                                                                 ------------      ------------      ------------

         Net Investment in Real Estate                             22,098,197         7,984,000        30,082,197

    Cash and cash equivalents                                         441,316           (40,000) (d)     474,316
                                                                         --              73,000  (e)        --
    Tenant accounts receivable                                         48,615              --              48,615
    Deferred financing costs, net                                     624,917              --             624,917
    Prepaid expenses and other assets                                 501,889              --             501,889
                                                                 ------------      ------------      ------------

    Total Assets                                                 $ 23,714,934      $  8,017,000      $ 31,731,934
                                                                 ============      ============      ============

LIABILITIES AND STOCKHOLDERS'  EQUITY

LIABILITIES

    Mortgage loans and notes payable                             $ 18,861,599       $ 5,279,000 (b)  $ 24,140,599
    Accounts payable and accrued expenses
                                                                      121,327            73,000 (e)       194,327
    Accrued interest                                                  108,810              --             108,810
    Accrued real estate taxes                                         558,745              --             558,745
    Prepaid rents and security deposits                               214,912              --             214,912
    Dividends payable                                                 199,052              --             199,052
                                                                 ------------      ------------      ------------

    Total Liabilities                                              20,064,445         5,352,000        25,416,445
                                                                 ------------      ------------      ------------

STOCKHOLDERS' EQUITY

    Common stock                                                        1,659              561 (c)          2,220
    Capital in excess of par value                                  5,607,725        2,664,439 (c)      8,272,164
    Distributions in excess of accumulated earnings
                                                                   (1,958,895)             --          (1,958,895)
                                                                 ------------      ------------      ------------

    Total Stockholders' Equity                                      3,650,489         2,665,000         6,315,489
                                                                 ------------      ------------      ------------

                                                                 $ 23,714,934      $  8,017,000      $ 31,731,934
                                                                 ============      ============      ============



                           See notes to the pro forma consolidated financial statements.

                                                       F - 2



                                             AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                     YEAR ENDED DECEMBER 31, 1998
                                                             (Unaudited)

                                                           Historical
                                                                    Keystone Office      Pro Forma         Pro Forma
                                                    AmeriVest          Buildings        Adjustments         Combined
                                                    ---------          ---------        -----------         --------
REAL ESTATE OPERATING REVENUE
    Rental Revenue
        Commercial properties                      $ 2,365,629        $ 1,444,764       $      --          $ 3,810,393
        Storage properties                           1,450,540               --                --            1,450,540
                                                   -----------        -----------       -----------        -----------

                                                     3,816,169          1,444,764              --            5,260,933
                                                   -----------        -----------       -----------        -----------

REAL ESTATE OPERATING EXPENSES
    Property Operating Expenses
        Operating expenses                             955,796            404,399              --            1,360,195
        Real estate taxes                              432,863            119,774              --              552,637
        Management fees                                181,649             71,942              --              253,591
    General and administrative                         458,223               --                --              458,223
    Interest                                         1,036,387               --         426,500 (g)          1,462,887
    Expenses associated with debt refinancing          321,178               --                --              321,178
    Depreciation and amortization                      751,592               --         155,000 (f)            906,592
                                                   -----------        -----------       -----------        -----------

                                                     4,137,688            596,115           581,500          5,315,303
                                                   -----------        -----------       -----------        -----------

OTHER INCOME
    Interest income                                      4,113               --                --                4,113
                                                   -----------        -----------       -----------        -----------

NET (LOSS) INCOME                                  $  (317,406)       $   848,649       $  (581,500)       $   (50,257)
                                                   ===========        ===========       ===========        ===========

NET (LOSS) PER COMMON SHARE -
    Basic and Diluted                                                                                      $      (.02)
                                                                                                           ===========

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING -
    Basic and Diluted
                                                                                                             2,099,456
                                                                                                           ===========

                               See notes to the pro forma consolidated financial statements.

                                                            F - 3

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

          The accompanying unaudited pro forma consolidated financial statements are presented to reflect the proposed acquisition of the Keystone Office Buildings by AmeriVest.

          The accompanying pro forma consolidated balance sheet as of December 31, 1998 has been prepared to give effect to the proposed acquisition of the Keystone Office Buildings as if the acquisition occurred on December 31, 1998. The accompanying pro forma consolidated statement of operations combine the historical operations of AmeriVest for the year ended December 31, 1998 with the historical real estate operating revenues and expenses of the Keystone Office Buildings for the year ended December 31, 1998, and is presented as if the proposed acquisition had occurred at the beginning of 1998.

NOTE 2 - PRO FORMA ADJUSTMENTS

          The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

          a)   Purchase price of Keystone Office Buildings.

          b) Increase in mortgage loan related to debt assumed by AmeriVest for acquisition of Keystone Office Buildings, interest at 8%.

          c) Issuance of 561,053 shares of common stock, valued at $4.75 per share, as partial consideration for acquisition of Keystone Office Buildings.

          d)   Cash paid for additional costs of acquisition.

          e)   Capital improvement reserve.

          f)   Depreciation   expense  on  Keystone   Office   Buildings  to  be
               recognized by AmeriVest.

          g) Interest expense to be recognized by AmeriVest related to mortgage debt assumed in conjunction with the acquisition of the Keystone Office Buildings.

NOTES 3 - (LOSS) PER SHARE

          Pro forma (loss) per common share for the year ended December 31, 1998 is computed based on the weighted average number of common shares outstanding during the year, assuming that the 561,053 shares issued in conjunction with the acquisition of the Keystone Office Buildings were issued at the beginning of the period.

Reasons For Requesting Stockholder Approval

     Because the Company currently has 1,658,770 shares of common stock outstanding and because the estimated 561,000 shares anticipated to be issued as part of the purchase price for the Property exceeds 20% of the outstanding shares, the Company is required by the rules of the Nasdaq Stock Market to obtain stockholder approval of the issuance of the shares. If stockholder approval is not received, the Purchase Agreement will terminate.

Required Vote; Board Recommendation

     The affirmative vote of a majority of the shares represented at the meeting is necessary to approve the issuance of the shares of common stock in connection with the acquisition of the Keystone Properties. The board unanimously recommends that the stockholders vote in favor of this proposal.

                     4. PROPOSAL TO RATIFY THE SELECTION OF
                        WHEELER WASOFF, P.C. AS AUDITORS

     The Board Of Directors recommends that the stockholders of the Company vote in favor of ratifying the selection of the certified public accounting firm of Wheeler Wasoff, P.C. of Denver, Colorado as the auditors who will continue to audit financial statements, review tax returns, and perform other accounting and consulting services for the Company for the fiscal year ending December 31, 1999 or until the Board Of Directors, in its discretion, replaces them. Wheeler Wasoff, P.C. has audited the Company's financial statements since (and including) the fiscal year ended December 31, 1995.

     An affirmative vote of the majority of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the stockholders; however, the Board Of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board may reconsider its selection of Wheeler Wasoff, P.C. It is expected that one or more representatives of Wheeler Wasoff, P.C. will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

     The Board Of Directors unanimously recommends that the stockholders vote for approval of Wheeler Wasoff, P.C. as the Company's certified independent accountants.

                                 OTHER BUSINESS

     The Board Of Directors of the Company is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the stockholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

                                VOTING PROCEDURES

     Votes at the Annual Meeting Of Stockholders are counted by Inspectors Of Election appointed by the Chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration, including the election of directors, the issuance of the shares of common stock in connection with the purchase of the Keystone Buildings, and the ratification of the selection of the independent auditors, unless a different number of votes is required by statute or the Company's Certificate Of Incorporation. The affirmative vote of a majority of outstanding shares is required to approve authorization of the Preferred Stock.

     Abstentions by those present at the meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the name of brokers that are not voted are treated as not present.

                RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     In order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's next Annual Meeting Of Stockholders following the end of the Company's 1999 fiscal year, proposals by individual stockholders must be received by the Company no later than December 3, 1999.

     Pursuant to Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, the Company hereby notifies its stockholders that the proxies solicited by the Company in connection with the Company's annual meeting to be held in 2000 will confer discretionary authority to vote on matters raised by stockholders for which the Company did not have notice on or before February 21, 2000. In addition, if the Company receives notice on or before February 21, 2000 of a matter that a stockholder intends to raise at the annual meeting of stockholders to be held in 2000, the proxies solicited by the Company may exercise discretion to vote on each such matter if the Company includes in its proxy statement advice on the nature of the matter raised and how the Company intends to exercise its discretion to vote on each such matter. However, the Company may not exercise discretionary voting authority on a particular proposal if the proponent of that proposal provides the Company with a written statement, on or before February 21, 2000, that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to carry the proposal (the "Required Percentage"), if the proponent includes the same statement in its proxy materials filed under Rule 14a-6, and if the proponent, immediately after soliciting the holders of the Required Percentage, provides the Company with a statement from any solicitor or any other person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to the holders of the Required Percentage. Generally, the Required Percentage would be a majority of the Company's outstanding Common Stock or a majority of the shares of Common Stock represented at the meeting, depending on the nature of the proposal.

                     AVAILABILITY OF REPORTS ON FORM 10-KSB

UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 TO ANY OF THE COMPANY'S STOCKHOLDERS OF RECORD, OR TO ANY STOCKHOLDER WHO OWNS THE COMPANY'S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE, AT THE CLOSE OF BUSINESS ON MAY 21, 1999. ANY REQUEST FOR A COPY OF THE COMPANY'S
ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE SECRETARY, AMERIVEST PROPERTIES INC., 3333 SOUTH WADSWORTH BLVD., SUITE D-216, LAKEWOOD, COLORADO 80227, (303) 980-1880.

                           INCORPORATION BY REFERENCE

     The Company incorporates by reference into this proxy statement the following information included in reports filed by the Company with the Securities And Exchange Commission:

     1. Items 6 (Management's Discussion And Analysis Of Financial Condition And Results Of Operations) and 7 (Financial Statements) included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998.

     A copy of that report is being mailed to each shareholder with this proxy statement.


     This  Notice  and  Proxy  Statement  are  sent by  order  of the  Board  Of
Directors.


Dated:  May 27, 1999                                 James F. Etter
                                                       President


                                    * * * * *

                                                                       Exhibit A


                         Agreement And Plan Of Merger Of
                            AmeriVest Properties Inc.
                            (A Delaware Corporation)
                                  And AMVP Inc.
                            (A Maryland Corporation)


     This Agreement And Plan Of Merger is by and between AMVP Inc., a Maryland corporation ("AMVP"), and AmeriVest Properties Inc., a Delaware corporation ("AmeriVest"). AMVP and AmeriVest are sometimes referred to individually as a "Constituent Corporation," and they are sometimes referred to jointly as the "Constituent Corporations."

                                    Recitals
                                    --------

     A. AMVP was formed as a wholly owned subsidiary of AmeriVest pursuant to a proposal for the reorganization of AmeriVest approved by the board of directors and stockholders of AmeriVest.

     B. The reorganization of AmeriVest is to be effected by merging AmeriVest with and into AMVP and causing the shareholders of AmeriVest to become the stockholders of AMVP, with each outstanding share of common stock of AmeriVest being deemed simultaneously at the time of the merger to be one share of common stock of AMVP.

     C. The General Corporation Law of the State of Maryland (the "Maryland Code") and the General Corporation Law of the State of Delaware (the "Delaware Code") permit the reorganization of AmeriVest into AMVP provided that AmeriVest and AMVP each adopts a plan of merger which sets forth the terms and conditions of the proposed merger, the mode of carrying the merger into effect, the manner and basis of converting the shares of each corporation into shares or other securities or obligations of the surviving corporation and other applicable provisions.

                                    Agreement
                                    ---------

     In consideration of the premises and the following agreements, AMVP and AmeriVest agree as follows:

     1. Name Of Constituent Corporations And Surviving Corporation. The names of the corporations proposing to merge are AMVP Inc., a Maryland corporation, and AmeriVest Properties Inc., a Delaware corporation, and the name of the corporation which shall be the surviving corporation is AMVP Inc., a Maryland corporation.

     2. Terms And Conditions Of The Merger. AmeriVest shall merge with and into its wholly owned subsidiary, AMVP, effective as of the date of the later to occur of the filing of a Certificate Of Merger, in the form attached to and made a part of this Agreement as Exhibit A, with the Secretary of State of Delaware in accordance with the Delaware Code and of the date of filing Articles Of Merger, in the form attached to and made a part of this Agreement as Exhibit B, with the Secretary of State of Maryland in accordance with the Maryland Code.

     3. Manner And Basis Of Converting Shares. AMVP has authority to issue 15,000,000 shares of common stock having a par value of $.001 and 5,000,000 shares of preferred stock having a par value of $.001. AMVP has 100 shares of common stock issued and outstanding, all of which are owned by AmeriVest. AMVP does not have any preferred stock issued and outstanding. AmeriVest has authority to issue 10,000,000 shares of common stock having a par value of $.001, 1,658,770 shares of which are outstanding. Upon the merger becoming effective, (a) each outstanding share of common stock of AmeriVest shall immediately be deemed to be one share of common stock of AMVP without an exchange of certificates, and (b) the 100 shares of common stock of AMVP owned by AmeriVest, which shall then be owned by AMVP by virtue of the merger, shall be retired and resume the status of authorized and unissued shares and any capital represented by the shares shall be eliminated.

     4. Articles Of Incorporation And Bylaws. The Articles Of Incorporation of AMVP in effect on the date of the merger shall be amended as of that date to change the name of "AMVP Inc." to "AmeriVest Properties Inc." and, as amended, shall be the Articles Of Incorporation of the surviving corporation until further amended in accordance with the Maryland Code. The Bylaws of AMVP in effect on the date of the merger shall be the Bylaws of the surviving corporation until amended in accordance with the Maryland Code.

     5. Directors. The directors of AMVP at the time of the merger shall be the directors of the surviving corporation until their successors are elected and qualified.

     6. Effect Of Merger. Upon the merger becoming effective, AmeriVest shall merge with and into AMVP, which shall be the surviving corporation, and AmeriVest shall cease to exist. AMVP shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each Constituent Corporation, and all the rights, privileges, powers and franchises of each Constituent Corporation and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, for stock subscriptions as well as all other things in action or belonging to each Constituent Corporation shall be vested in AMVP; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of AMVP as effectually as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired; and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall attach to AMVP and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

     7. Obligations Of The Constituent Corporations. Each of the Constituent Corporations shall take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the states of Delaware and Maryland to consummate and effect the merger.

     8. Approval By Holder Of Common Stock. This agreement has been approved by the sole stockholder of AMVP in the manner provided by the laws of the jurisdiction under which AMVP was organized and exists.

     9. Termination; Amendment. This agreement may be abandoned by either AMVP or AmeriVest by appropriate resolution of the Board Of Directors of either Constituent Corporation at any time prior to the merger becoming effective and may be amended in matters of form or supplemented by additional agreements, articles or certificates, as may be determined in the judgment of the Boards of Directors of the Constituent Corporations to be necessary, desirable, or expedient to clarify the intentions of the Constituent Corporation or to effect or facilitate the filing, recording or official approval of this Agreement And Plan Of Merger in accordance with its purpose and intent.

     10. Incorporation Documents. The Certificate Of Incorporation of AmeriVest and the Articles Of Incorporation of AMVP are attached hereto as Exhibits C and D, respectively, and incorporated and made a part of this Agreement And Plan Of Merger.

     IN WITNESS WHEREOF this Agreement And Plan Of Merger has been executed and attested to by the persons indicated below to be effective on ______, 1999.

                                            AMVP INC., a Maryland Corporation


Date:                                       By:
     -----------------------                    --------------------------------
                                                 James F. Etter, President

ATTEST:


---------------------------
Robert J. McFann, Secretary

                                            AMERIVEST PROPERTIES INC.,
                                            a Delaware Corporation


Date:                                       By:
      ---------------------                    ---------------------------------
                                               James F. Etter, President

ATTEST:


--------------------------
Robert J. McFann, Secretary


STATE OF COLORADO       )
                        ) ss.
COUNTY OF _____________ )

     On this _____ day of ____________, 1999, before me personally appeared James F. Etter, President of AmeriVest Properties Inc., who, being duly sworn by me, acknowledged that he executed the foregoing instrument in the name of said entity, that he had the authority to execute same, and that he executed the same as the act and deed of said entity for the uses and purposes therein stated.

[SEAL]
                                                    My commission expires:

         -------------------------------            ----------------------------
                  Notary Public

STATE OF COLORADO       )
                        ) ss.
COUNTY OF _____________ )

     On this _____ day of ____________, 1999, before me personally appeared James F. Etter, President of AMVP Inc., who, being duly sworn by me, acknowledged that he executed the foregoing instrument in the name of said entity, that he had the authority to execute same, and that he executed the same as the act and deed of said entity for the uses and purposes therein stated.

[SEAL]
                                                    My commission expires:

          ----------------------------              ----------------------------
                  Notary Public

                                                                       Exhibit B


                            ARTICLES OF INCORPORATION
                                       OF
                                    AMVP INC.

     The undersigned, being at least eighteen years of age, hereby establishes a corporation under the general laws of the State of Maryland and adopts the following Articles Of Incorporation:


     FIRST. The name of the corporation is AMVP Inc.

     SECOND. The street address of the initial registered agent and of the principal office of the corporation in Maryland is 11 East Chase Street, Baltimore, Maryland 21202. The name of the initial registered agent of the corporation at that address is CSC - Lawyers Incorporating Service Company. The street address of the corporate offices is 3333 South Wadsworth Blvd., Suite B-216, Lakewood, Colorado 80227.

     THIRD. (a) The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Maryland (the "Maryland Code").

             (b) In furtherance of the foregoing purposes, the corporation shall have and may exercise all of the rights, powers and privileges granted by the Maryland Code. In addition, it may do everything necessary, suitable and proper for the accomplishment of any of its corporate purposes.

     FOURTH. The corporation is authorized to issue 15,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value; the aggregate par value of both of which is $20,000.

     The following is a description of each class of capital stock of the corporation, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption:

     1. Common Stock. Subject to the rights of holders of any series of preferred stock established pursuant to Section 2 of this ARTICLE FOURTH, each holder of common stock shall have one vote for each share of common stock standing in his or her name on the books of the corporation and entitled to vote, except that in the election of directors he or she shall have the right to vote such number of shares for as many persons as there are directors to be elected. Cumulative voting shall not be allowed in the election of directors or for any other purpose. No stockholder of the corporation shall have any preemptive or similar right to acquire any additional unissued or treasury shares of stock or other securities of any class, or rights, warrants or options to purchase stock or scrip, or securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

     2. Preferred Stock. The Board of Directors shall have the power from time to time to classify or reclassify, in one or more series, any unissued shares of preferred stock by setting or changing the number of shares constituting a series and by setting or changing the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, or terms or conditions of redemption of the preferred stock.

     FIFTH. The corporation is to have perpetual existence.

     SIXTH. The name and address of the undersigned incorporator are:


               Name                               Address
               ----                               -------

         Alan L. Talesnick                  Patton Boggs LLP
                                            1660 Lincoln Street, Suite 1900
                                            Denver, Colorado  80264


     SEVENTH. Elections of directors need not be by written ballot unless the bylaws of the corporation so provide.

     EIGHTH. The Board Of Directors of the corporation is expressly authorized to adopt, amend, or repeal the bylaws of the corporation.

     NINTH. The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and the same are in furtherance of and not in limitation of the powers conferred by law:

                  No contract or other transaction of the corporation with any other persons, firm or corporation in which this corporation is interested, shall be affected or invalidated by the fact that any one or more of the directors or officers of this corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction so long as the contract or other transaction is approved by the Board Of Directors in accordance with the Maryland Code. Each person who may become a director or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may be in any way interested.

     TENTH. The personal liability of each director and officer of the corporation shall be eliminated and limited to the full extent permitted by the laws of the State of Maryland, including without limitation as permitted by the provisions of Section 2-405.2 of the Maryland Code and any successor provision, as amended from time to time. No amendment of these Articles of Incorporation or repeal of any of their provisions shall limit or eliminate the benefits provided to directors under this provision with respect to any act or omission that occurred prior to that amendment or repeal.

     ELEVENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in these articles of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     TWELFTH. Directors.

     (a) Number. The number of directors of the Corporation shall be fixed and may be altered from time to time as provided in the Bylaws of the Corporation, but in no event shall the number of directors exceed nine directors. If the number of directors is decreased by resolution of the Board Of Directors pursuant to the Bylaws, in no case shall the decrease shorten the term of any incumbent director.

     (b) Classification. The directors shall be divided as evenly as possible into three classes, designated Class 1, Class 2, and Class 3. If the number of directors is not evenly divisible by three, the remainder positions shall be allocated first to Class 1 and then to Class 2. At the first election of directors by stockholders following the enactment of this ARTICLE TWELFTH, Section (b), Class 1 directors shall be elected for a term expiring at the next subsequent annual meeting of stockholders, Class 2 directors for a term expiring at the second subsequent annual meeting of stockholders, and Class 3 directors for a term expiring at the third subsequent annual meeting of stockholders. At each succeeding annual meeting of stockholders, successors to directors whose terms expired at that annual meeting shall be of the same class as the directors they succeed and shall be elected for three-year terms. The following four directors shall constitute the initial board of directors of the corporation:

          Name And Class                              Address
          --------------                              -------

    James F. Etter, Class 1            3333 South Wadsworth Blvd., Suite D-216
                                       Lakewood, Colorado 80227

    John A. Labate, Class 1            3333 South Wadsworth Blvd., Suite D-216
                                       Lakewood, Colorado 80227

    Charles R. Hoffman, Class 2        3333 South Wadsworth Blvd., Suite D-216
                                       Lakewood, Colorado 80227

    Robert J. McFann, Class 3          3333 South Wadsworth Blvd., Suite D-216
                                       Lakewood, Colorado 80227

     (c) Terms; Vacancies. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement or removal from office. Any newly created directorship resulting from an increase in the number of directors and any other vacancy on the Board Of Directors, however caused, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected by one or more directors to fill a newly created directorship or other vacancy shall, without regard to the class in which the vacancy occurred, hold office until the next succeeding annual meeting of stockholders and until his or her successor shall have been elected and qualified. The term of a director elected by stockholders to fill a newly created directorship or other vacancy shall expire at the same time as the terms of the other directors of the same class.

     (d) Nominations. Advance notice of nominations for the election of directors, other than nominations by the Board Of Directors or a committee thereof, shall be given to the Corporation in the manner provided from time to time in the Bylaws.

     (e) Special Director. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the provisions of these Articles Of Incorporation. Directors so elected shall not be divided into classes and shall be elected by such holders annually unless expressly provided otherwise by those provisions or resolutions, and, during the prescribed terms of office of those directors, the Board Of Directors shall consist of the number of directors equal to the number of those directors plus the number of directors determined as provided in paragraph (a) of this ARTICLE TWELFTH.

     (f) Amendments, Etc. Notwithstanding anything contained in these Articles Of Incorporation to the contrary, the affirmative vote of the holders of at least 66 2/3 percent of the outstanding shares of Common Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this ARTICLE TWELFTH.

     THIRTEENTH. When, with respect to any actions to be taken by shareholders of the corporation, the Maryland Code requires the vote or concurrence of the holders of two-thirds of the outstanding shares, of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of the majority of such shares or class or series thereof.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this ____ day of _______, 1999.


                                               --------------------------------
                                               Alan L. Talesnick, Incorporator

STATE OF COLORADO          )
                           )  ss.
COUNTY OF ________         )

     BEFORE ME the undersigned authority, personally appeared Alan L. Talesnick, known to me to be the individual described in and who executed the foregoing Articles Of Incorporation, and he acknowledged that he subscribed the said instrument for the uses and purposes set forth therein. The subscriber is personally known to me.

     WITNESS my hand and official seal in the County and State last aforesaid this ______ day of __________, 1999.


                                     -------------------------------------------
                                     Notary Public

                                     My Commission Expires:
                                                            ----------------
                                       4

                                                                       Exhibit C


                                     BYLAWS




                                       OF




                                    AMVP INC.

                                     BYLAWS

                                       OF

                                    AMVP INC.

                                   ARTICLE I.
                                     Offices

     The registered office of the corporation shall be located at 11 East Chase Street, Baltimore, Maryland 21202, or such other city and county as the board of directors shall determine.

     The corporation may also have offices at such other places both within and without the State of Maryland as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II.
                                  Stockholders

     Section 1. Annual Meeting. The annual meeting of the stockholders shall be held at a time and date fixed by the board of directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting. Notwithstanding the foregoing, the annual meeting shall be held upon reasonable notice and not later than a reasonable period following delivery of the corporation?s annual report to stockholders. If the election of directors shall not be held at the annual meeting of the stockholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as conveniently may be.

     Section 2. Special Meetings. Special meetings of the stockholders, for any purpose, unless otherwise prescribed by statute, may be called by the president, by a majority of directors, or by a majority of Independent Directors. Special meetings also shall be called by an officer of the corporation upon written request of stockholders holding in the aggregate not less than 10 percent of the outstanding shares of the common stock of the corporation entitled to vote at such meeting. Upon receipt of a written request, either in person or by mail, stating the purpose(s) of the meeting, the Sponsor shall provide all stockholders within 10 days after receipt of said request, written notice, either in person or by mail, of the meeting and the purpose of such meeting, to be held on a date not less than 15 days nor more than 60 days after the distribution of the notice, at a time and place specified in the request, or if none is specified, at a time and place convenient to stockholders.

     Section 3. Place Of Meeting. The person or persons authorized to call any annual or special meeting may designate any place, either within or outside
Maryland, as the place for the meeting. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or outside Maryland, as the place for such meeting. If no designation is made, the place of meeting shall be the principal corporate offices of the corporation.

     Section 4. Fixing Date For Determination Of Stockholders Of Record. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for any other lawful action, the board of directors may fix, in advance, a date as the record date for any such determination of stockholders, which date shall not be more than 60 nor less than ten days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is fixed then the record date shall be as follows: (a) for determining stockholders entitled to notice of or to vote at the meeting of stockholders, the close of business on the day next preceding the day on which the meeting is held; (b) for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, the day on which the first written consent is expressed, and (c) for determining stockholders for any other purpose, the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     Section 5. Notice Of Meeting. Except as otherwise provided herein, written notice stating the place, day and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than 60 days before the date of the meeting, unless otherwise required by statute, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock books of the corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

     Section 6. Organization. The president or any vice president shall call meetings of stockholders to order and act as chairman of such meetings. In the absence of said officers, any stockholder entitled to vote at that meeting, or any proxy of any such stockholder, may call the meeting to order and a chairman shall be elected by a majority of the stockholders entitled to vote at that meeting. In the absence of the secretary or any assistant secretary of the corporation, any person appointed by the chairman shall act as secretary of such meetings.

     Section 7. Agenda And Procedure. The board of directors shall have the responsibility of establishing an agenda for each meeting of stockholders, subject to the rights of stockholders to raise matters for consideration which may otherwise properly be brought before the meeting although not included within the agenda. The chairman shall be charged with the orderly conduct of all meetings; provided however, that in the event of any difference in opinion with respect to the proper cause of action which cannot be resolved by reference to statute, or to the articles of incorporation or these bylaws, Robert?s Rules Of Order (as last revised) shall govern the disposition of the matter.

     Section 8. Voting Lists. The officer who has charge of the stock books of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of each stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 9. Quorum. One-third of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If fewer than one-third of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time in accordance with Section 5 of this Article, until a quorum shall be present or represented.

     Section 10. Manner Of Acting. When a quorum is present at any meeting, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless a different vote is required by law or the certificate of incorporation, in which case such express provision shall govern.

     Section 11. Informal Action By Stockholders. Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, provided that a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would require the filing of a certificate with the Secretary of State of Maryland under the General Corporation Law of the State of Maryland if such action had been voted on by stockholders at a meeting thereof, the certificate filed shall state, in lieu of any statement required under law concerning any vote of stockholders, that written consent has been given in accordance with the provision of law and that written notice has been given as provided by law.

     Section 12. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize any other person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date unless the proxy provides for a longer period.

     Section 13. Voting Of Shares. Unless otherwise provided in the certificate of incorporation and subject to the provisions of Section 4 of this Article, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. In the election of directors, each record holder of stock entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, and for whose election he has the right to vote. Cumulative voting shall not be allowed.

     Section 14. Voting Of Shares By Certain Holders. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation the pledgor has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such shares and vote thereon. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and if furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall be as set forth in the General Corporation Law of the State of Maryland.

     Section 15. Inspectors. The chairman of the meeting may at any time appoint one or more inspectors to serve at a meeting of the stockholders. Such inspector(s) shall decide upon the qualifications of voters, including the validity of proxies, accept and count the votes for and against the questions presented, report the results of such votes, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the questions presented. The inspector(s) does not need to be a stockholder of the corporation, and any director or officer of the corporation may be an inspector on any question other than a vote for or against his election to any position with the corporation or on any other question in which he may be directly interested.

                                  ARTICLE III.
                               Board Of Directors

     Section 1. General Powers. The business and affairs of the corporation shall be managed by or under the direction of its board of directors, except as otherwise provided in the General Corporation Law of the State of Maryland or the certificate of incorporation. The directors are deemed to be in a fiduciary relationship with the corporation and the stockholders.

     Section 2. Number, Tenure And Qualification. The number of directors of the corporation shall be as determined by the board of directors and shall be not less than three nor more than nine. A majority of the directors must be Independent Directors. Directors shall be elected at each annual meeting of stockholders, except as otherwise provided in Section 4 of this Article by a vote of a majority of stockholders present in person or by proxy at a meeting at which a quorum is present. Each director shall hold office for a term of one year and until his successor shall have been elected and qualified or until the earliest of his death, resignation or removal. A director can be reelected by the stockholders. Directors need not be residents of Maryland or stockholders of the corporation.

     Section 3. Notice of Nominations. Nominations for the election of directors may be made by the board of directors or a committee of the board of directors or by any stockholder entitled to vote for the election of directors. Nominations by the board of directors or a committee of the board of directors may be made by oral or written notice delivered to the secretary of the corporation by any officer or director on behalf of the board of directors or committee at any time prior to or at any meeting of the stockholders at which directors are to be elected. Each notice of nomination of directors by the board of directors or a committee of the board of directors shall set forth the names of the nominees. Nominations by stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the corporation not less than 53 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected; provided, however, that if less than 60 days' notice of the meeting is given to stockholders, written notice of nominations of directors by stockholders shall be delivered or mailed, as prescribed, to the secretary of the corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders. Nominations by stockholders for directors to be elected by written consent of stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the corporation not less than 60 days nor more than 90 days prior to the first solicitation of any written consents of stockholders for the election of those members. Each notice of nomination of directors by a stockholder of the corporation shall set forth (a) the name, age, business address and, if known, residence address of each nominee proposed in that notice, (b) the principal occupation or employment of each such nominee for the five years preceding the date of the notice, (c) the number of shares of stock of the corporation that are beneficially owned by each nominee, and (d) any arrangement, affiliation, association, agreement or other relationship of the nominee with any stockholder of the corporation. The chairman of any meeting of stockholders of the corporation may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

     Any amendment or repeal of any provision or all provisions of this Article III, Section 3, or the adoption of any provision inconsistent with any provision or all provisions of this Article III, Section 3, shall, in addition to any other vote or approval required by law or by these bylaws or by the articles of incorporation, require the affirmative vote of (a) at least 75 percent of all the directors including at least two-thirds of the Independent Directors, or (b)
(i) at least 66 2/3 percent of the outstanding shares of each class of Voting Stock, and (ii) at least a majority, not including shares owned by Interested Persons, of the outstanding shares of each class of Voting Stock.

     Section 4. Vacancies. Any director may resign at any time by giving written notice to the corporation. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy or newly created directorship resulting from an increase in the authorized number of directors may be filled by the affirmative vote of the majority of directors then in office, although less than a quorum, or by a sole remaining director, and a director so chosen shall hold office until the next annual election and until his successor is duly elected and qualified, unless sooner displaced. Independent Directors will nominate replacements for vacancies amongst the Independent Directors. If at any time, by reason of death, resignation or other cause, the corporation should have no directors in office, then an election of directors may be held in the manner provided by law. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill any vacancy or vacancies, with the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next annual election and until his successor is duly elected and has qualified.

     Section 5. Regular Meetings. Unless otherwise approved by the board of directors, a regular meeting of the board of directors shall be held without other notice than this bylaw immediately after and at the same place as the annual meeting of stockholders. The board of directors may provide by resolution the time and place, either within or outside Maryland, for the holding of additional regular meetings without other notice than such resolution.

     Section 6. Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Maryland, as the place for holding any special meeting of the board of directors called by them.


     Section 7. Notice. Notice of any special meeting shall be given at least 24 hours previous thereto by written notice delivered personally, or at least one business day (and not less than 24 hours) previous thereto if sent by facsimile to the business address of the director, or at least five days previous thereto if mailed to a director at his business address, or by notice given at least two days previous thereto by telegraph. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     Section 8. Quorum. A majority of the number of directors then in office shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Manner Of Acting. Except as may be otherwise specifically provided by law or the certificate of incorporation, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, except that a majority of the Independent Directors is required to determine whether fees and expenses paid in connection with operating as a REIT are reasonable in light of the performance of the corporation; to determine investment policies, the fairness of an acquisition price and borrowing policies; to establish special meetings of the stockholders; and to establish distribution reinvestment plans. In addition, without the concurrence of a majority of the then outstanding shares, the directors may not
(i) sell all or substantially all of the assets of the corporation other than in the ordinary course of the corporation?s business or in connection with liquidation and dissolution; (ii) cause the merger or other reorganization of the corporation; or (iii) dissolve or liquidate the corporation, other than before the initial investment in property.

     Section 10. Removal. Unless otherwise restricted by law, any director or the entire board of directors may be removed, for cause only, by the holders of a majority of shares then entitled to vote at a meeting of stockholders.

     Section 11. Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, provided that the majority of the committee members must be Independent Directors. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amend the certificate of incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation?s property and assets, to recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or to amend the bylaws of the corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

     Section 12. Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at such meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of any committee of the board may be allowed like compensation for attending committee meetings.

     Section 13. Action By Written Consent Of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or any committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the board or committee.

     Section 14. Meetings By Telephone. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee thereof, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting in such manner shall constitute presence in person at the meeting.

                                   ARTICLE IV.
                               Officers And Agents

     Section 1. General. The officers of the corporation shall be a president, a secretary and a treasurer. The board of directors may appoint such other officers, assistant officers, and agents, a chairman or vice-chairmen of the board, assistant secretaries and assistant treasurers, as they may consider necessary, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the board of directors. The salaries of all the officers of the corporation shall be fixed by the board of directors. Any number of offices may be held by the same person with the exception of the office of president and secretary being held simultaneously by the same person, or as otherwise provided in the certificate of incorporation or these bylaws.

     Section 2. Election And Term Of Office. The officers of the corporation shall be elected by the board of directors annually at the first meeting of the board held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and qualified or until the earliest to occur of his death, resignation or removal.

     Section 3. Removal. Any officer or agent elected or appointed by the board of directors may be removed at any time by the board whenever in its judgment the best interests of the corporation will be served thereby.

     Section 4. Vacancies. Any officer may resign at any time upon written notice to the corporation. Such resignation shall take effect at the time stated therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in any office by death, resignation, removal or otherwise shall be filled by the board of directors for the unexpired portion of the term. If any officer shall be absent or unable for any reason to perform his duties, the board of directors, to the extent not otherwise inconsistent with these bylaws or law, may direct that the duties of such officer during such absence or inability shall be performed by such other officer or assistant officer as seems advisable to the board.

     Section 5. Authority And Duties Of Officers. The officers of the corporation shall have the authority and shall exercise the powers and perform the duties specified below, and as may be otherwise specified by the board of directors or by these bylaws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law, and in cases where the duties of any officer or agent are not prescribed by these bylaws or by the board of directors, such officer or agent shall follow the orders and instructions of (a) the president, and if a chairman of the board is elected, then (b) the chairman of the board.

          (a) President. The president, subject to the direction and supervision of the board of directors, shall have the following responsibilities: (i) be the chief executive officer of the corporation and have general and active control of its affairs, business and property and general supervision of its officers, agents and employees; (ii) preside at all meetings of the stockholders; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) sign or countersign all certificates, contracts and other instruments of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. In addition, the president shall, unless otherwise directed by the board of directors, attend in person or by substitute appointed by them, or by written instruments appointing proxy or proxies to represent the corporation, all meetings of the stockholders of any corporation in which the corporation shall hold any stock and may, on behalf of the corporation, in person or by substitute or proxy, execute written waivers of notice and consents with respect to such meetings. At all such meetings, and otherwise, the president, in person or by substitute or proxy as aforesaid, may vote the stock so held by the corporation and may execute written consent and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the board of directors. Subject to the directions of the board of directors, the president shall exercise all other powers and perform all other duties normally incident to the office of president of a corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the board.

          (b) Chairman Of The Board. If a chairman of the board has been elected, the chairman of the board shall be the presiding officer at meetings of the board of directors and shall have, subject to the direction and modification of the board of directors, all the same responsibilities, rights and obligations as described in these bylaws for the president.

          (c) Vice Presidents. The vice presidents, if any shall be elected, and if they be so directed, shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president designated by the board of directors or (if there be no such designation) designated in writing by the president shall have the powers and perform the duties of the president. If no such designation shall be made all vice presidents may exercise such powers and perform such duties.

          (d) Secretary.  The secretary  shall perform the following  functions:
     (i) record or cause to be recorded the proceedings of the meetings of the stockholders, the board of directors and any committees of the board of directors in a book to be kept for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the corporation; (iv) keep at the corporation?s registered office or principal place of business within or outside Maryland a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation?s transfer agent or registrar; (v) have general charge of the stock books of the corporation, unless the corporation has a transfer agent; and (vi) in general, perform all other duties as from time to time may be assigned to him by the president, or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

          (e) Treasurer.  The treasurer  shall perform the following  functions:
     (i) be the principal financial officer of the corporation and have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and deposit the same in accordance with the instructions of the board of directors; (ii) receive and give receipts and acquittances for monies paid in on account of the corporation, and pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity; (iii) be the principal accounting officer of the corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit, and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations; and (iv) perform all other duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or the board of directors. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

     Section 6. Surety Bonds. The board of directors may require any officer or agent of the corporation to execute to the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

     Section 7. Salaries. Officers of the corporation shall be entitled to such salaries, emoluments, compensation or reimbursement as shall be fixed or allowed from time to time by the board of directors.


                                   ARTICLE V.
                                      Stock

     Section 1. Certificates. Each holder of stock in the corporation shall be entitled to have a certificate signed in the name of the corporation by the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Certificates of stock shall be consecutively numbered and shall be in such form consistent with law as shall be prescribed by the board of directors.

     Section 2. Record. A record shall be kept of the name of each person or other entity holding the stock represented by each certificate for shares of the corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. The person or other entity in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof, and thus a holder of record of such shares of stock, for all purposes as regards the corporation.

     Section 3. Consideration For Shares. Shares shall be issued for such consideration (but not less than the par value thereof) as shall be determined from time to time by the board of directors. Treasury shares shall be disposed of for such consideration as may be determined from time to time by the board. Such consideration may consist, in whole or in part, of cash, personal property, real property, leases of real property, services rendered, or promissory notes, and shall be paid in such form, in such manner and at such times as the directors may require.

     Section 4. Issuance Of Stock. The capital stock issued by the corporation must be non-assessable. It shall be deemed to be fully paid and nonassessable stock, if: (a) the entire amount of the consideration has been received by the corporation in the form or forms set forth in Section 3 of this Article V and if any part of the consideration is in the form of a promissory note or other obligation, such note or obligation has been satisfied in full; or (b) not less than the amount of the consideration determined to be capital pursuant to statute has been received by the corporation in the form or forms set forth in
Section 3 of this Article V and the corporation has received a binding obligation of the subscriber or purchaser to pay the balance of the subscription or purchase price; provided, however, nothing contained herein shall prevent the board of directors from issuing partly paid shares as described herein.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend upon partly paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     The directors may from time to time demand payment, in respect of each share of stock not fully paid, of such sum of money as the necessities of the business may, in the judgment of the board of directors, require, not exceeding in the whole, the balance remaining unpaid on said stock, and such sum so demanded shall be paid to the corporation at such times and by such installments as the directors shall direct. The directors shall give written notice of the time and place of such payments, which notice shall be mailed to each holder or subscriber to his last known post office address at least thirty days before the time for such payment for stock which is not fully paid.

     The corporation may, but shall not be required to, issue fractions of a share. If it does not issue fractions of a share, it shall: (a) arrange for the disposition of fractional interests by those entitled thereto; (b) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or (c) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The board of directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the board of directors may impose.

     The board of directors may, at any time and from time to time, if all of the shares of capital stock which the corporation is authorized by its certificate of incorporation to issue have not been issued, subscribed for, or otherwise committed to be issued, issue or take subscriptions for additional shares of its capital stock up to the amount authorized in its certificate of incorporation.

     Section 5. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The board of directors may in its discretion require a bond in such form and amount and with such surety as it may determine, before issuing a new certificate.

     Section 6. Transfer Of Shares. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in the stock books; provided however, that the corporation shall not be required to effect the requested transfer if the corporation believes the requested transfer would be in violation of any applicable law, regulation, court order or other restriction of any nature.

     Section 7. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and the corporation shall be entitled to hold liable for calls and assessments a person registered on its books as the owner of shares, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof except as otherwise provided by the laws of Maryland.

     Section 8. Transfer Agents, Registrars And Paying Agents. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Maryland. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

     Section 9. Real Estate Investment Trust (?REIT?) Ownership Rules.

          (a) The corporation will not commence operations as a REIT until the beneficial ownership of the Shares is held by 100 or more persons with no five persons owning, directly or indirectly, more than 50 percent in value of the shares of beneficial interest of the corporation. The word "persons", as used in the second clause of the immediately preceding sentence, shall not include corporations.

          (b) From and after the corporation's initial public offering, no person may own more than 9.8 percent in value of the shares of beneficial interest of the corporation (the limitation on the ownership of outstanding Shares of beneficial interest is referred to in this Section as the "Ownership Limitation" and the 9.8 percent threshold is referred to in this Section as the "Percentage Limit"), and no common stock or other securities of the corporation shall be accepted, purchased, or in any manner acquired by any person if such issuance or transfer would result in that person's ownership of securities exceeding the Percentage Limit. For purposes of determining if the Ownership Limitation is exceeded by a person, Convertible Securities (as hereinafter defined) owned by such person shall be treated as if the Convertible Securities owned by such person had been converted into Shares if the effect of such treatment would be to increase the ownership percentage of such person in the corporation. The Ownership Limitation shall not apply (i) to acquisitions of common stock by any person that has made a tender offer for all outstanding Shares of the corporation (including Convertible Securities) in conformity with applicable federal securities laws, or (ii) to the acquisition of the common stock of the corporation by an underwriter in a public offering of the common stock of the corporation, or in any transaction involving the issuance of the common stock by the corporation, in which a majority of the directors determines that the underwriter or other person or party initially acquiring such common stock will timely distribute such common stock to or among others so that, following such distribution, none of such common stock will be Excess Common Stock (as hereinafter defined).

          (c) If any common stock or other securities of the corporation is accepted, purchased, or in any manner acquired by any person resulting in a violation of paragraph (b) or (f) hereof, such issuance or transfer shall be valid only with respect to such amount of common stock or other securities of the corporation issued or transferred as does not result in a violation of paragraph (b) or (f) hereof, and such acceptance, purchase or acquisition shall be void ab initio with respect to the amount of common stock or other securities that results in a violation of paragraph (b) or (f) hereof (the "Excess Common Stock"), and the intended transferee of such Excess Common Stock shall acquire no rights in such Excess Common Stock except as set forth in paragraph (e) below.

          (d) Ownership of the corporation's securities is conditioned upon the owner's or prospective owner's having provided to the corporation definitive written information respecting his ownership of the corporation's securities. Failure to provide such information, upon reasonable request, shall result in the securities so owned being treated as Excess Common Stock pursuant to paragraph (c) hereof for so long as such failure continues.

                  (e) The Excess Common Stock, and the owners thereof, shall have the following characteristics, rights and powers:

               (i) Upon any purported transfer that results in Excess Common Stock, pursuant to paragraphs (b) or (f) of this Section, such Excess Common Stock shall be deemed to have been transferred to the corporation, as trustee of a trust for the exclusive benefit of such beneficiary or beneficiaries to whom an interest in such Excess Common Stock may later be transferred pursuant to subparagraph (v) of this paragraph (e). Any such Excess Common Stock so held in trust shall be issued and outstanding stock of the corporation. The purported transferee shall have no rights in such Excess Common Stock except as provided in subparagraph (v) of this paragraph (e).

               (ii) Excess Common Stock shall not be entitled to any dividends, interest payments or other distributions. Any dividend or distribution paid prior to the discovery by the corporation that the corporation?s securities have become Excess Common Stock shall be repaid to the corporation upon demand.

                           (iii) In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the corporation, each holder of Excess Common Stock shall be entitled to receive, ratably with each other holder of Excess Common Stock of the same class, that portion of the assets of the corporation available for distribution to its stockholders as the number of shares of the Excess Common Stock held by such holder bears to the total number of securities of that same class then outstanding. The corporation, as holder of the Excess Common Stock in trust, or if the corporation shall have been dissolved, any trustee of such trust appointed by the corporation prior to the corporation's dissolution, shall distribute ratably to the beneficiaries of such trust, when determined, any such assets received in respect of the Excess Common
         Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the corporation.

               (iv) The holders of shares of Excess Common Stock shall not be entitled to vote on any matters (except as required by law).

               (v) Except as otherwise provided in this Section, Excess Common Stock shall not be transferable. The purported transferee may freely designate a beneficiary of an interest in the trust (representing the number of shares of Excess Common Stock held by the trust attributable to a purported transfer that resulted in the Excess Common Stock), if
          (A) the shares of Excess Common Stock held in the trust would not be Excess Common Stock in the hands of such beneficiary and (B) the purported transferee does not receive a price from such beneficiary that reflects a price per share for such Excess Common Stock that exceeds (x) the price per share in such purported transfer that resulted in the Excess Common Stock, or (y) if the purported transferee did not give value for such Excess Common Stock (through a gift, devise or other transaction), a price per share equal to the Market Price on the date of the purported transfer that resulted in Excess Common Stock. Upon such transfer of an interest in the trust, the corresponding shares of Excess Common Stock in the trust shall be automatically exchanged for an equal number of shares of the applicable security of the corporation and such security shall be transferred of record to the transferee of the interest in the trust if such security would not be Excess Common Stock in the hands of such transferee. Prior to any transfer of any interest in the trust, the purported transferee must give advance notice to the corporation of the intended transfer and the corporation must have waived in writing its purchase rights under subparagraph (vi) of this paragraph (e). Notwithstanding the foregoing, if a purported transferee receives a price for designating a beneficiary of an interest in the trust that exceeds the amounts allowable under the foregoing provisions of this subparagraph (v), such purported transferee shall pay, or cause such beneficiary to pay, such excess to the corporation.

               (vi) Excess Common Stock shall be deemed to have been offered for sale to the corporation, or its designee, at a price per share equal to the lesser of (A) the price per share in the transaction that created such Excess Common Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (B) the Market Price on the date the corporation, or its designee, accepts such offer. The corporation shall have the right to accept such offer for a period of 90 days after the later of (x) the date of the transfer which resulted in such Excess Common Stock and (y) the date the directors determine in good faith that a transfer resulting in Excess Common Stock has occurred.

          (f) Any sale, transfer, gift, assignment, devise or other disposition of the corporation's securities (a "transfer") that, if effective, would result in (i) the shares being owned by fewer than 100 persons (determined without reference to any rules of attribution) shall be void ab initio as to the corporation's securities which would otherwise be beneficially owned by the transferee, (ii) the corporation's being "closely held" within the meaning of Section 856(h) of the Internal Revenue Code of 1986, as amended (the "Code"), shall be void ab initio as to the transfer of the corporation?s securities that would cause the corporation to be "closely held" within the meaning of Section 856(h) of the Code, and (iii) the disqualification of the corporation as a REIT shall be void ab initio as to the transfer of the corporation?s securities that would cause the corporation to be disqualified as a REIT, and, in the case of each of clauses (i), (ii) and (iii) of this paragraph (f), the intended transferee shall acquire no rights in such securities except as set forth in paragraph
     (e) above.

          (g) For purposes of this Section:

               (i) The term "Convertible Securities" means any securities of the corporation that are convertible into Shares.

               (ii) The term "individual" shall mean any natural person and those organizations treated as natural persons in Section 542(a) of the Code.

               (iii) The term "Initial Public Offering" means the initial sale of the common stock to the public pursuant to the corporation?s first effective registration statement for such common stock filed under the Securities Act of 1933, as amended.

               (iv) The term "Market Price" means the last reported sales price of the common stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the common stock may be traded, or if the common stock is not then traded over any exchange or quotation system, then the market price of the common stock on the relevant date as determined in good faith by the directors.

               (v) The term "ownership" (including "own" or "owns") of shares means beneficial ownership. Beneficial ownership, for this purpose shall be defined in accordance with or by reference to Sections 856, 542 and 544 of the Code.

               (vi) The term "person" includes an individual, corporation, partnership, association, joint stock company, trust, unincorporated association or other entity and also includes a ?group? as that term is defined in Section 13(d)(3) of the Exchange Act.

               (vii) The term "REIT" means a "real estate investment trust" in accordance with the provisions of Sections 856 through 860 of the Code and applicable Treasury Regulations.

               (viii) The term "common stock" means Shares and Convertible Securities.

          (h) If any of the restrictions on transfer set forth in this Section are determined to be void, invalid or unenforceable by virtue of any legal decision, statute, rule or regulation, then the intended transferee of any Excess Common Stock may be deemed, at the option of the corporation, to have acted as an agent on behalf of the corporation in acquiring the Excess Common Stock and to hold the Excess Common Stock on behalf of the corporation.

          (i) Nothing herein contained shall limit the ability of the corporation to impose or to seek judicial or other imposition of additional restrictions if deemed necessary or advisable to protect the corporation and the interests of its stockholders by preservation of the corporation?s status as a qualified REIT under the Code.

          (j) All persons who own five percent or more of the total value of the corporation's outstanding securities during any taxable year of the corporation and any other security holder requested by the corporation shall file with the corporation an affidavit setting forth the amount of securities during such taxable year (i) owned directly (held of record by such person or by a nominee or nominees of such person) and (ii) owned indirectly (by reason of Sections 542, 544 and 856 of the Code or for purposes of Rule 13(d) of the Exchange Act) by the person filing the affidavit. The affidavit to be filed with the corporation shall set forth all the information required to be reported (i) in returns of stockholders under Income Tax Regulation 1.857-9 or similar provisions of any successor regulation and (ii) in reports to be filed under Section 13(d) of the Exchange Act. The affidavit or an amendment to a previously filed affidavit shall be filed with the corporation annually within 30 days after the close of the corporation's taxable year. A person shall have satisfied the requirements of this paragraph (j) if the person furnishes to the corporation the information in such person's possession after such person has made a good faith effort to determine the securities it indirectly owns and to acquire the information required by Income Tax Regulation 1.857-9 or similar provisions of any successor regulations. Notwithstanding the foregoing, if the corporation has fewer than 2,000 record stockholders, the affidavit requirements of this paragraph (j) shall apply to holders of one percent or more of the corporation's outstanding Shares, or to the holders of 0.5 percent or more of the corporation's outstanding Shares if the corporation has 200 or fewer record stockholders.

          (k) The corporation will not engage in any activity that would cause the corporation to lose its qualification as a REIT, except with the prior consent of at least a majority of the Independent Directors.

                                   ARTICLE VI.
                  Conflicts Of Interest And Investment Policies

     Section 1. Sales And Leases To The Corporation. The corporation shall not purchase property from a Sponsor, a director, or any Affiliate unless a majority of the directors (including a majority of Independent Directors) not otherwise interested in the transaction approve the transaction as being fair and reasonable to the corporation and at a price to the corporation no greater than the cost of the asset to the Sponsor, the director, or the Affiliate, or if the price to the corporation is in excess of such cost, that substantial justification for the excess exists, and that the excess is reasonable. In no event shall the cost of an asset purchased by the corporation from a Sponsor, director or Affiliate exceed its current appraised value.

     Section 2. Sales And Leases To Sponsor, Directors, Or Affiliates. A Sponsor, director, or Affiliate shall not acquire assets from the corporation unless approved by a majority of the directors (including a majority of Independent Directors) not otherwise interested in the transaction, as being fair and reasonable to the corporation. The corporation may lease assets to a Sponsor, a director, or an Affiliate only if approved by a majority of the directors (including a majority of the Independent Directors) not otherwise interested in the transaction, as being fair and reasonable to the corporation.

     Section 3. Loans. The corporation may not borrow money from a Sponsor, a director, or an Affiliate unless a majority of the directors (including a majority of the Independent Directors) not otherwise interested in the transaction, approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the corporation than if it was between unaffiliated parties under the same circumstances.

     Section 4. Investments.

          (a) The corporation shall not invest in joint ventures with the Sponsor, a director, or Affiliate unless a majority of the directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve the transaction as fair and reasonable to the corporation and on substantially the same terms and conditions as those received by the other joint venturers.

          (b) The corporation shall not invest in equity securities unless a majority of the directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve the transaction as being fair, competitive, and commercially reasonable.

     Section 5. Other Transactions. All other transactions between the corporation and a Sponsor, a director, or an Affiliate shall require approval by a majority of the directors (including a majority of Independent Directors) not otherwise interested in the transaction, as being fair and reasonable to the corporation and on terms and conditions not less favorable to the corporation than those available from unaffiliated third parties.

     Section 6. Appraisal Of Real Property. The consideration paid for real property acquired by the corporation shall ordinarily be based on the fair market value of the property as determined by a majority of the directors. In cases in which a majority of the Independent Directors so determine, such fair market value will be determined by an Independent Expert selected by the Independent Directors.

     Section 7. Other Limitations. The corporation may not do any of the following:

          (a) Invest more than 10 percent of its total assets in Unimproved Real Property.

          (b) Invest in commodities or commodity future contracts (this limitation is not intended to apply to future contracts when used solely for hedging purposes in connection with the corporation's ordinary business in investing in real estate assets).

          (c) Invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property, except for those loans insured or guaranteed by a government or government agency.

          (d) Issue equity securities redeemable by the holder thereof.

          (e) Issue debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes, is sufficient to properly service that higher level of debt.

     Section 8. Investment Policies. The investment and borrowing policies of the corporation shall be as set forth in these Bylaws and in such other written documents as may be approved by a majority of the Independent Directors. The Independent Directors shall monitor the administrative procedures, investment operations, and performance of the corporation and the corporation's officers, directors, and other representatives, to assure that the investment and borrowing policies of the corporation are carried out.

                                  ARTICLE VII.
                    Indemnification Of Officers And Directors

     Section 1. Indemnification Of Directors,  Officers,  And Others. Subject to
Section 2, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the corporation a director, officer or employee of the corporation, or is or was at any time since the inception of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including serving as trustee, plan administrator or other fiduciary of any employee benefit plan, shall be indemnified by the corporation to the full extent permitted by the General Corporation Law of the State of Maryland (or any similar provision or provisions of applicable law at the time in effect).

     Section 2. Indemnification Of Officers, Directors And Employees Pursuant To The Common Law Or Statutory Provisions Other Than The General Corporation Law Of The State Of Maryland. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the corporation a director, officer or employee of the corporation, or is or was at any time since the inception of the corporation serving at the request of the corporation as a director, officer, or employee of another corporation, partnership, joint venture, trust or other enterprise, including serving as trustee, plan administrator or other fiduciary of any employee benefit plan, shall be indemnified by the corporation to the full extent permitted by the common law and by any statutory provision other than the General Corporation Law of the State of Maryland.

     Section 3. Mandatory Advance Of Expenses. Reasonable expenses incurred in defending any action, suit or proceeding described in Section 1 or 2 of this
Article VII shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the corporation if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article.

     Section 4. Payment Of Indemnified Claims. Reasonable amounts required to be paid in settlement or as a judgment in any action, suit or proceeding described in Section 1 or 2 of this Article VII shall be paid by the corporation within 90 days of the receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the corporation if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article; provided however, that the corporation shall not be required to pay such amounts if a majority of the members of the Board of Directors vote to deny the request for indemnification within the 90 day period set forth in this Section 4.

     Section 5. Rights Of Appeal. In the event that the corporation advances funds for indemnification pursuant to this Article, and, subsequently, indemnification pursuant to this Article is declared unenforceable by a court, or the corporation determines that the director, officer or employee on whose behalf the funds were advanced is not entitled to indemnification pursuant to this Article, then such director, officer or employee shall have the right to retain the indemnification payments until all appeals of the court?s or the corporation?s decision have been exhausted.

     Section 6. Additional Indemnification. Without limiting the indemnification otherwise provided by this Article VII, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the corporation a director, officer or employee of the corporation or a wholly owned subsidiary of the corporation, or is or was at any time since the inception of the corporation a trustee, plan administrator or other fiduciary of any employee benefit plan of the corporation or a wholly owned subsidiary of the corporation, shall be indemnified by the corporation against all expenses, including attorneys? fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, including an action or suit by or in the right of the corporation to procure a judgment in its favor, if (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, (ii) his conduct was not material to the matter giving rise to the proceeding and was not committed in bad faith or was the result of active and deliberate dishonesty, (iii) he did not actually receive an improper personal benefit in money, property or services, and (iv) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section 7. Indemnification Not Exclusive. The indemnification provided in this Article shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     Section 8. Insurance. By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board may deem appropriate, on behalf of any person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under applicable provisions of laws.

     Section 9. Applicability; Effect. Any indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall be applicable to acts or omissions that occurred prior to the adoption of this Article VII, shall continue as to any persons who ceased to be a director, officer, or employee of the corporation or a wholly owned subsidiary of the corporation, or was serving as or has since ceased to be a trustee, plan administrator or other fiduciary of any employee benefit plan of the corporation or a wholly owned subsidiary of the corporation, and shall inure to the benefit of the heirs, executors, and administrators of such person. The repeal or amendment of this
Article VII or any Section or provision hereof which would have the effect of limiting, qualifying or restricting any of the powers or rights of indemnification provided or permitted in this Article VII shall not, solely by reason of such repeal or amendment, eliminate, restrict or otherwise affect the right or power of the corporation to indemnify any person, or affect any right of indemnification of such person, with respect to any acts or omissions which occurred prior to such repeal or amendment. All rights under this Article VII shall be deemed to be provided by a contract between the corporation and each person covered hereby.

     Section 10. Savings Clause. If this Article VII or any Section or provision hereof shall be invalidated by any court on any ground, then the corporation shall nevertheless indemnify each party otherwise entitled to indemnification hereunder to the fullest extent permitted by law or any applicable provision of this Article VI that shall not have been invalidated.


                                  ARTICLE VIII.
                     Execution Of Instruments; Loans; Checks
                       And Endorsements; Deposits; Proxies

     Section 1. Execution Of Instruments. The president or any vice president shall have the power to execute and deliver on behalf of and in the name of the corporation any instrument requiring the signature of an officer of the corporation, except as otherwise provided in these bylaws or where the execution and delivery thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. Unless authorized to do so by these bylaws or by the board of directors, no officer, agent or employee shall have any power or authority to bind the corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

     Section 2. Loans To Directors, Officers And Employees. The corporation may lend money to, guarantee the obligations of and otherwise assist directors, officers and employees of the corporation, or directors of another corporation of which the corporation owns a majority of the voting stock, only upon compliance with the requirements of the General Corporation Law of the State of Maryland.

     Section 3. Checks And Endorsements. All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness, bills of lading, warehouse receipts, trade acceptances and other such instruments shall be signed or endorsed by such officers or agents of the corporation as shall from time to time be determined by resolution of the board of directors, which resolution may provide for the use of facsimile signatures.

         Section 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the corporation?s credit in such banks or other depositories as shall from time to time be determined by resolution of the board of directors, which resolution may specify the officers or agents of the corporation who shall have the power, and the manner in which such powers shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the corporation or its order.

     Section 5. Proxies. Unless otherwise provided by resolution adopted by the board of directors, the president or any vice president may from time to time appoint one or more agents or attorneys-in-fact of the corporation, in the name and on behalf of the corporation, to cast the votes which the corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or other entity any of whose stock or other securities may be held by the corporation, at meetings of the holders of the stock or other securities of such other corporation, association or other entity or to consent in writing, in the name of the corporation as such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                   ARTICLE IX.
                                  Miscellaneous

     Section 1. Waivers Of Notice. Whenever notice is required to be given by law, by the certificate of incorporation or by these bylaws, a written waiver thereof, signed by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting or (in the case of a stockholder) by proxy shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need to be specified in any written waiver or notice unless so required by the certificate of incorporation or these bylaws.

     Section 2. Presumption Of Assent. A director or stockholder of the corporation who is present at a meeting of the board of directors or stockholders at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director or stockholder who voted in favor of such action.

     Section 3. Seal. The corporate seal of the corporation shall be circular in form and shall contain the name of the corporation and the words "Seal, Maryland." The custodian of the seal shall be the secretary, who along with the president or other officer authorized by the board of directors, may affix the seal to documents of the corporation.

     Section 4. Amendments. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the board of directors at any meeting of the directors. These bylaws may be altered, amended, or repealed or new bylaws may be adopted by a vote of a majority of the outstanding shares, without the necessity of the concurrence of the board of directors.

     Section 5. Emergency Bylaws. Subject to repeal or change by action of the stockholders, the board of directors may adopt emergency bylaws in accordance with and pursuant to the provisions of the General Corporation Law of the State of Maryland.

     Section 6. Termination Of REIT Status. The corporation's REIT status may be terminated by the holders of a majority of shares then outstanding at a meeting of stockholders.

                                   ARTICLE X.
                                   Definitions

     1. AFFILIATE: An AFFILIATE of another PERSON includes any of the following:

          (a) any PERSON directly or indirectly owning, controlling, or holding, with power to vote ten percent or more of the outstanding voting securities of such other PERSON.

          (b) any PERSON ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other PERSON.

          (c) any PERSON directly or indirectly controlling, controlled by, or under common control with such other PERSON.

          (d) any executive officer, director, trustee or general partner of such other PERSON.

          (e) any legal entity for which such PERSON acts as an executive officer, director, trustee or general partner.


     2. INDEPENDENT EXPERT: A PERSON with no material current or prior business or personal relationship with the directors who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the REIT.

     3. PERSON: Any natural persons, partnership, corporation, association, trust, limited liability company or other legal entity.

     4. REAL ESTATE INVESTMENT TRUST ("REIT"): A corporation, trust, association or other legal entity (other than a real estate syndication) which is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both.

     5. SHARES: Shares of beneficial interest or of common stock of a REIT of the class that has the right to elect the directors of such REIT.

     6. SPONSOR: Any PERSON directly or indirectly instrumental in organizing, wholly or in part, a REIT or any PERSON who will control, manage or participate in the management of a REIT, and any AFFILIATE of such PERSON. Not included is any PERSON whose only relationship with the REIT is as that of an independent property manager of REIT assets, and whose only compensation is as such. SPONSOR does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A PERSON may also be deemed a SPONSOR of the REIT by:

          (a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the REIT; either alone or in conjunction with one or mother other PERSONS:

          (b) receiving a material participation in the REIT in connection with the founding or organizing of the business of the REIT, in consideration of services or property, or both services and property;

          (c) having a substantial number of relationships and contacts with the REIT;

          (d) possessing significant rights to control REIT properties;

          (e) receiving fees for providing services to the REIT, which are paid on a basis that is not customary in the industry; or

          (f) providing goods or services to the REIT on a basis which was not negotiated at arms length with the REIT.

     7. UNIMPROVED REAL PROPERTY: The real property of a REIT which has the following three characteristics:

          (a) an equity interest in real property which was not acquired for the purpose of producing rental or other operating income;

          (b) has no development or construction in process on such land; and

          (c) no development or construction on such land is planned in good faith to commence on such land within one year.

     8. VOTING STOCK: Outstanding shares of capital stock generally entitled to vote in the election of directors, or, with respect to any particular matter, generally entitled to vote on that matter.

                                   * * * * *

PROXY                                                                      PROXY

                    For the Annual Meeting Of Stockholders of
                            AMERIVEST PROPERTIES INC.
               Proxy Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints James F. Etter and Robert J. McFann, or either of them, as proxies or __________________ (stockholders may strike the person(s) designated by Management and insert the name and address of the person(s) to vote the proxy and mail the proxy to the named proxy holder(s)) with power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting Of Stockholders of AmeriVest Properties Inc. (the "Corporation"), to be held at 10:00 A.M. on June 29, 1999, at the Denver Marriott West, 1717 Denver West Boulevard, Golden Colorado, or any adjournments thereof, on the following matters:

1.       Election of Class 3 director.

         FOR Robert J. McFann |_|         WITHHOLD AUTHORITY to vote
                                          for Robert J. McFann |_|
                                                                            .
2. Proposal to reincorporate the Company under the laws of the State of Maryland, including provisions to increase authorized common stock and to provide for authorized preferred stock.

                ___ For           ___ Against               ___ Abstain

3. Proposal to issue shares of common stock as a portion of the purchase price for three office buildings located in Indianapolis, Indiana.

                ___ For           ___ Against               ___ Abstain

4.       Proposal to ratify the  selection  by the Board Of Directors of Wheeler
         Wasoff,  P.C.  as  the  independent   certified   accountants  for  the
         Corporation for the year ending December 31, 1999.

                ___ For           ___ Against               ___ Abstain

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3 and 4. This proxy is solicited on behalf of the Board of Directors of AmeriVest Properties Inc.

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                                   Date:
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                                   Signature:
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                                   Signature:
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           (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor,
           administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held
                     jointly, each joint owner should sign.)